UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07418

Legg Mason Global Trust, Inc.

Name of Registrant:

55 Water Street, New York, NY 10041

Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432.

Date of fiscal year-end: December 31

Date of reporting period: December 31, 2009

Item 1.	Report to Shareholders.

The Annual Report to Stockholders is Filed herewith.

Legg Mason

Global Trust, Inc.

Annual Report to Shareholders December 31, 2009

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch International Equity Trust

Contents

Funds’ Objectives

Legg Mason Batterymarch Emerging Markets Trust seeks long-term capital appreciation.

Legg Mason Batterymarch International Equity Trust seeks maximum long-term total return.

Fund Name Changes

Prior to October 5, 2009, Legg Mason Batterymarch Emerging Markets Trust and Legg Mason Batterymarch International Equity Trust were known as Legg Mason Emerging Markets Trust and Legg Mason International Equity Trust, respectively. There was no change in the Funds’ investment objectives or investment policies as a result of the name changes.

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Global Trust Inc.’s annual report for the year ended December 31, 2009.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid – sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

January 29, 2010

2	Annual Report to Shareholders

Investment Commentary

Legg Mason Batterymarch Emerging Markets Trust

Market Environment

In the first quarter of 2009, emerging markets had positive returns while the developed markets declined. All gains for the first quarter were made in March, in a reversal from the first two months. Throughout the quarter, volatility continued to impact markets, regions and industry groups; sharp reversals were common. From early March, fundamentally attractive defensive stocks which were favored by our stock selection model underperformed high betai cyclical names, as investors began looking beyond 2009 through to recovery.

In the second quarter, risk appetite reappeared, and fund flows into emerging markets once again became significantly positive. Volatility continued to impact markets, regions and sectors. Commodity prices were a significant driver of returns for emerging markets, particularly in Russia, South Africa, Brazil and the Middle East. Prices continued to be dictated by macro and individual commodity fundamentals, as well as by investor activity and emerging markets governments’ – particularly China’s – strategic reserve policies. Cyclical issues generally continued to outperform defensive stocks.

During the volatility, country and sector bets driven by macro factors were rewarded, given the large dispersion in returns, making a process based on stock selection less likely to outperform. In addition, the magnitude and concentration of the market moves in the early stages of the rally made our usual risk controls (i.e., diversification and modest region and sector bets) less effective than one would traditionally expect.

By the third calendar quarter, there were signs that markets were becoming more fundamentally driven and broader based, and volatility declined. Our stock selection model improved in this environment. This broadening continued into the fourth quarter when several defensive sectors, in addition to a number of cyclical industry groups, showed strength: Among the top performers for the fourth quarter were Retailing, Food Beverage & Tobacco, Technology Hardware & Equipment and Materials.

In the fourth quarter, global emerging markets continued to provide solidly positive returns. The MSCI Emerging Markets Indexii rose 8.6%, though the strong emerging markets rally had lost steam after rising over 95% between March 3rd and September 30th. Further significant market gains are expected to require solid earnings and earnings revision announcements. Emerging markets ended the year with significant inflows and posted a return for the year of approximately 79%, the highest calendar year return for the asset class, though the MSCI Emerging Markets Index is still down approximately 22% from its October 2007 high.

Batterymarch Financial Management Inc.

January 15, 2010

Annual Report to Shareholders	3

The views expressed are those of the investment adviser as of the date indicated, are subject to change, and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and the investment adviser and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. All data referenced are from sources deemed to be reliable, but cannot be guaranteed as to accuracy or completeness. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

All investments are subject to risk, including loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

[i]

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

ii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance (unaudited)

Legg Mason Batterymarch Emerging Markets Trust

Performance Review

For the twelve months ended December 31, 2009, Class C shares of Legg Mason Batterymarch Emerging Markets Trust, excluding sales charges, returned 74.72%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Indexi, returned 78.51% for the same period. The Lipper Emerging Markets Funds Category Average1 returned 75.74% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Batterymarch Emerging Markets Trust:
Class A	35.12%	N/A
Class C	34.61%	74.72%
Class FI2	35.15%	76.06%
Class I2	35.28%	76.48%
Class IS2	35.34%	76.57%
MSCI Emerging Markets Index	31.24%	78.51%
Lipper Emerging Markets Funds Category Average[1]	30.47%	75.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 388 funds for the six-month period and among the 375 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Prior to October 5, 2009, Class FI, Class I and Class IS were known as the Financial Intermediary Class, Institutional Class and Institutional Select Class, respectively.

Annual Report to Shareholders	5

be lower. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class A shares as this share class commenced operations on February 3, 2009.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated May 1, 2009, the gross total operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.57%, 2.32%, 1.79%, 1.30% and 1.29%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.50% for Class A shares, 2.25% for Class C shares, 1.50% for Class FI shares and 1.25% for Class IS shares. Class I shares will waive and/or reimburse at the annual rate of 0.06% of average daily net assets, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Directors’ consent.

Emerging markets, as measured by the MSCI Emerging Markets Index, outperformed developed markets in 2009 by a wide margin, returning 78.51% for the year. For the same period, the S&P 500 Indexii and the MSCI EAFE Indexiii returned 26.46% and 31.78% respectively. Among the regions within the MSCI Emerging Markets Index, all posted positive returns in at least double digits, with Latin America returning over 100%. Brazil, Indonesia and Russia were the top returning countries for the year. Emerging markets experienced a dramatic rally beginning in March. The early stages of the rally were led by high betaiv cyclical stocks which were not favored by our process. However, once the rally broadened out, Fund performance relative to the MSCI Emerging Markets Index improved significantly.

For the reporting period, overall stock selection was the leading contributor to relative performance with selection in Latin America, most notably Brazil, being especially strong. Selection in Turkey and Russia was also strongly positive. At the sector level, selections in the Communications and Transportation sectors were leading contributors.

6	Annual Report to Shareholders

Management’s Discussion of Fund Performance (unaudited) — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

At the stock level, two of the primary contributors were Asian automotive companies: Hyundai Mobis in South Korea, which had a return of almost 200% for the year, and Geely Automobile Holdings Ltd. in China, which had a return of just under 360% for the period held. (The company plans to purchase Volvo from Ford.) A non-benchmark name, Turk Hava Yollari Anonim Ortakligi, which is a Turkish air transport and cargo firm, was another strong performer returning over 362% for the period held.

Stock selection was poor and detracted from relative performance in India, South Korea and South Africa. Chaoda Modern Agriculture Ltd. in China was the primary detractor at the security level, having a negative return for the period held due in large part to corporate governance issues. A non-benchmark name Sintex Industries Ltd. in India also detracted. Selling Impala Platinum Holdings Ltd. in South Africa before the end of the year also detracted as that stock benefited from upgrades in December in light of solid demand and a constrained supply.

Our investment process focuses first on stock selection and second on the relative weighting of regions and sectors. We try to maintain a balance of sectors for the portfolio across regions through the combination of portfolio construction rules and sector ranks. As a result, the portfolio was broadly diversified across regions and sectors. Region and country allocation was a major contributor to relative performance, most notably overweights to Russia and Brazil, both of which had returns for the year in excess of 100%. Underweights to Eastern Europe and Malaysia also contributed to relative performance.

Batterymarch Financial Management, Inc.

January 15, 2010

Annual Report to Shareholders	7

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Petroleo Brasileiro SA — ADR (3.1%), Vale SA — ADR (2.9%), Samsung Electronics Co. Ltd. (2.5%), Sberbank (1.5%), Banco Bradesco SA — ADR (1.5%), Itau Unibanco Banco Multiplo SA — ADR (1.5%), Tencent Holdings Ltd. (1.5%), Hon Hai Precision Industry Co. Ltd. (1.4%), America Movil SA de CV — ADR (1.3%) and China Mobile Ltd. (1.2%). Please refer to pages 18 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (25.2%), Materials (18.9%), Information Technology (13.0%), Energy (10.5%) and Consumer Discretionary (8.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: There are special considerations associated with investing in emerging markets, including risks related to currency fluctuations and adverse social and political developments. Furthermore, the securities markets of emerging markets countries are substantially smaller, less developed, less liquid and more volatile than securities markets of the U.S. and more developed countries. All investments are subject to risk including the loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iv

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

8	Annual Report to Shareholders

Expense Example (Unaudited)

Emerging Markets Trust

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Annual Report to Shareholders	9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period[1] 7/1/09-12/31/09
Class A:
Actual	$1,000.00	$1,351.20	$8.89
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63
Class C2:
Actual	$1,000.00	$1,346.10	$13.31
Hypothetical (5% return before expenses)	1,000.00	1,013.86	11.42
Class FI3:
Actual	$1,000.00	$1,351.50	$8.89
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63
Class I3:
Actual	$1,000.00	$1,352.80	$7.41
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36
Class IS3:
Actual	$1,000.00	$1,353.40	$7.36
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.50%, 2.25%, 1.50%, 1.25% and 1.24% for Class A, Class C, Class FI, Class I and Class IS, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

[2]	On February 1, 2009 Primary Class shares were renamed Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

10	Annual Report to Shareholders

Performance Information (Unaudited)

Fund Performance

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC		Class FID		Class ID		Class ISD
Six Months Ended 12/31/09	35.12	%†	34.61	%†	35.15	%†	35.28	%†	35.34	%†
Twelve Months Ended 12/31/09	N/A		74.72		76.06		76.48		76.57
Five Years Ended 12/31/09	N/A		14.77		N/A		N/A		N/A
Ten Years Ended 12/31/09	N/A		9.70		N/A		N/A		N/A
Inception* through 12/31/09	90.34	%†	9.76		–3.02		16.40		–2.85

	With Sales ChargesE
	Class A		Class CC		Class FID		Class ID		Class ISD
Six Months Ended 12/31/09	27.36	%†	33.61	%†	35.15	%†	35.28	%†	35.34	%†
Twelve Months Ended 12/31/09	N/A		73.72		76.06		76.48		76.57
Five Years Ended 12/31/09	N/A		14.77		N/A		N/A		N/A
Ten Years Ended 12/31/09	N/A		9.70		N/A		N/A		N/A
Inception* through 12/31/09	79.40	%†	9.76		–3.02		16.40		–2.85

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/3/09 through 12/31/09)	90.34%
Class CC (12/31/99 through 12/31/09)	152.43
Class FID (Inception date of 6/29/07 through 12/31/09)	–7.40
Class ID (Inception date of 6/23/05 through 12/31/09)	98.78
Class ISD (Inception date of 8/29/08 through 12/31/09)	–3.80

† Not annualized.

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

E

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class FI, Class I and Class IS shares are February 3, 2009, May 28, 1996, June 29, 2007, June 23, 2005 and August 29, 2008, respectively.

Annual Report to Shareholders	11

Legg Mason Batterymarch Emerging Markets Trust

The graphs on the following pages compare the Fund’s total returns to those of the MSCI Emerging Markets Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in Class FI1, Class I1 and Class IS1 shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

12	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	13

Growth of a $10,000 Investment — Class C* Shares

Hypothetical illustration of $10,000 invested in Class C shares on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On February 1, 2009, Primary Class shares were renamed Class C shares.

14	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class FI* Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on June 29, 2007 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

Annual Report to Shareholders	15

Growth of a $1,000,000 Investment — Class I* Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on June 23, 2005 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On October 5, 2009, Institutional Class shares were renamed Class I shares.

16	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class IS* Shares

Hypothetical illustration of $1,000,000 invested in Class IS shares on August 29, 2008 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

Annual Report to Shareholders	17

Sector Diversification (as of December 31, 2009)1

(As a percentage of the portfolio)

Legg Mason Batterymarch Emerging Markets Trust

December 31, 2009

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

18	Annual Report to Shareholders

Portfolio of Investments

Legg Mason Batterymarch Emerging Markets Trust

December 31, 2009

	Shares/Par	Value

Common Stocks and Equity Interests — 95.2%

Bermuda — 0.1%
Ports Design Ltd.	185,500	$574,440	A

Brazil — 15.5%
Acucar Guarani SA	258,000	821,334	A,B
Banco Bradesco SA – ADR	449,600	9,832,752
Banco do Brasil SA	93,200	1,571,593	A
Banco Panamericano SA	225,200	1,363,490	A
Brascan Residential Properties SA	280,300	1,242,538	A
Gerdau SA – ADR	194,000	3,303,820
Gol Linhas Aereas Inteligentes SA – ADR	167,400	2,569,590	B
Iguatemi Empresa de Shopping Centers SA	52,300	1,015,926	A
Itau Unibanco Banco Multiplo SA – ADR	408,958	9,340,601
Localiza Rent a Car SA	148,800	1,642,283	A
Marfrig Frigorificos e Comercio de Alimentos SA	90,500	987,497	A,B
Metalfrio Solutions SA	247,900	1,397,735	A,C
NET Servicos de Comunicacao SA	105,400	1,426,062	B
OGX Petroleo e Gas Participacoes SA	260,000	2,541,620	A
PDG Realty SA Empreendimentos e Participacoes	62,000	608,409	A
Petroleo Brasileiro SA – Preferred ADR	471,500	19,986,885
Petroleo Brasileiro SA – ADR	125,400	5,979,072
Porto Seguro SA	18,900	217,363	A,B
Suzano Papel e Celulose SA	248,100	2,889,192	A,B
Tele Norte Leste Participacoes SA	71,500	1,820,311	A
Tim Participacoes SA – ADR	75,400	2,240,134
Usinas Siderurgicas de Minas Gerais SA	66,375	1,895,808	A
Vale SA – ADR	96,000	2,786,880
Vale SA – Preferred ADR	739,700	18,359,354
Vivo Participacoes SA – ADR	122,600	3,800,600

		99,640,849

Canada — 0.3%
Pacific Rubiales Energy Corp.	140,300	2,072,606	B

Annual Report to Shareholders	19

	Shares/Par	Value

Cayman Islands — 3.8%
Ajisen China Holdings Ltd.	564,000	$480,758	A
Comba Telecom Systems Holdings Ltd.	1,922,000	2,234,418	A
E-House China Holdings Ltd. – ADR	61,800	1,119,816	B
Geely Automobile Holdings Ltd.	11,400,000	6,203,772	A
Golden Eagle Retail Group Ltd.	904,000	1,824,312	A
Lee and Man Paper Manufacturing Ltd.	1,262,400	862,122	A,B
Minth Group Ltd.	1,408,000	2,074,908	A
Shui On Land Ltd.	761,700	447,372	A
Tencent Holdings Ltd.	431,800	9,317,378	A

		24,564,856

Chile — 0.8%
Compania Cervecerias Unidas SA – ADR	53,300	2,079,766
Empresa Nacional de Electricidad SA	20,100	1,010,427
Enersis SA	94,200	2,153,412

		5,243,605

China — 12.0%
Air China Ltd.	2,104,000	1,624,625	A,B
Bank of China Ltd.	14,803,000	7,925,678	A
China CITIC Bank	1,271,000	1,075,242	A
China Construction Bank Corp.	6,842,100	5,823,875	A
China Life Insurance Co. Ltd.	1,260,000	6,173,637	A
China Merchants Bank Co. Ltd.	487,100	1,263,634	A
China Mobile Ltd.	855,000	7,969,553	A
China National Building Material Co. Ltd.	482,000	981,604	A
China Overseas Land and Investment Ltd.	470,960	984,924	A
China Petroleum and Chemical Corp. (Sinopec)	654,000	578,291	A
China Shenhua Energy Co. Ltd.	260,500	1,259,492	A
China Southern Airlines Co. Ltd.	7,220,000	2,234,993	A,B
China Vanke Co. Ltd.	664,200	830,670	A
China Yurun Food Group Ltd.	1,583,000	4,671,558	A
Chongqing Iron and Steel Co. Ltd.	2,968,000	1,104,309	A
Dongfeng Motor Group Co. Ltd.	3,950,000	5,622,305	A
Great Wall Motor Co. Ltd. – Class H	512,000	634,673	A
Guangzhou R&F Properties Co. Ltd.	198,800	348,068	A

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

	Shares/Par	Value

China — Continued
Industrial and Commercial Bank of China – Class H	8,954,800	$7,348,810	A
Jiangxi Copper Co. Ltd.	310,000	724,152	A
Maanshan Iron & Steel Co. Ltd.	1,288,000	928,832	A,B
Nine Dragons Paper Holdings Ltd.	2,375,000	3,787,713	A
PetroChina Co. Ltd.	3,146,000	3,748,124	A
Prime Success International Group Ltd.	2,398,000	1,924,850	A
Weichai Power Co. Ltd.	405,000	3,252,202	A
Yanzhou Coal Mining Co. Ltd. – ADR	135,700	2,962,331
ZTE Corp. – Class H	218,400	1,339,944	A

		77,124,089

Egypt — 1.5%
Commercial International Bank	138,156	1,373,965	A
El Ezz Steel Rebars SAE	1,071,500	3,301,297	A
Maridive and Oil Services SAE	220,003	867,336	A
Orascom Construction Industries – GDR	47,800	2,158,534	A
Talaat Moustafa Group	1,333,900	1,679,650	A,B

		9,380,782

Hong Kong — 0.9%
CNOOC Ltd.	2,293,000	3,564,014	A
Hopson Development Holdings Ltd.	866,000	1,239,461	A
Sino-Ocean Land Holdings Ltd.	1,014,000	928,771	A

		5,732,246

Hungary — 1.0%
OTP Bank Nyrt	218,700	6,202,851	A,B

India — 4.8%
DLF Ltd.	134,100	1,031,809	A
ICICI Bank Ltd. – ADR	25,600	965,376
Indian Hotels Co. Ltd.	161,600	355,243	A
Infosys Technologies Ltd.	30,000	1,671,868	A
Jindal Steel and Power Ltd.	374,052	5,651,927	A
Kotak Mahindra Bank Ltd.	29,017	499,624	A
Mahindra and Mahindra Ltd.	202,800	4,706,879	A

Annual Report to Shareholders	21

	Shares/Par	Value

India — Continued
Maruti Udyog Ltd.	18,987	$633,420	A
Pipavav Shipyard Ltd.	1,666,720	1,923,565	A,B
Reliance Industries Ltd.	120,050	2,800,614	A
Sterlite Industries India Ltd.	79,000	1,453,897	A
Thermax India Ltd.	127,850	1,651,789	A
TVS Motor Co., Ltd.	546,200	751,102	A
Voltas Ltd.	674,913	2,497,672	A
Yes Bank Ltd.	689,039	3,925,069	A,B

		30,519,854

Indonesia — 2.4%
Delta Dunia Makmur Tbk PT	2,642,400	476,087	A,B
PT Astra International Tbk	262,000	962,431	A
PT Bank Mandiri	9,128,500	4,571,853	A
PT Bumi Resources Tbk	4,579,000	1,182,379	A
PT Indocement Tunggal Prakarsa Tbk	1,201,000	1,752,127	A
PT Semen Gresik (Persero) Tbk	2,094,000	1,675,943	A
PT United Tractors Tbk	2,865,000	4,737,115	A

		15,357,935

Israel — 0.8%
Teva Pharmaceutical Industries Ltd. – ADR	96,500	5,421,370

Malaysia — 0.2%
Genting Berhad	141,900	302,397	A
RHB Capital Berhad	611,000	941,964	A

		1,244,361

Mexico — 5.2%
America Movil SA de CV	2,231,093	5,247,724
America Movil SA de CV – ADR	179,100	8,414,118
Cemex SA de CV – ADR	187,124	2,211,806	B
Coca-Cola Femsa SA de CV – ADR	25,200	1,656,144
Corporacion GEO SA de CV	937,900	2,490,647	B
Desarrolladora Homex SA de CV – ADR	17,600	591,712	B
Embotelladoras Arca SAB de CV	111,900	372,088

22	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

	Shares/Par	Value

Mexico — Continued
Fomento Economico Mexicano SA de CV – ADR	45,400	$2,173,752
Grupo Mexico SAB de CV	1,458,824	3,329,803
Grupo Televisa SA – ADR	99,100	2,057,316
Mexichem SA de CV	1,293,385	2,472,677
Telefonos de Mexico SA de CV (Telmex) – ADR	94,100	1,560,178
Telmex Internacional SAB de CV – ADR	55,700	988,675

		33,566,640

Netherlands — 0.7%
X5 Retail Group NV – GDR	138,400	4,413,035	A,B

Pakistan — 0.6%
Fauji Fertilizer Co. Ltd.	1,609,242	1,955,342	A
Oil and Gas Development Co. Ltd.	1,398,100	1,828,661	A

		3,784,003

Peru — 0.2%
Credicorp Ltd.	16,700	1,286,234

Philippines — 0.2%
Alliance Global Group Inc.	2,793,000	249,172	A,B
Philippine Long Distance Telephone Co.	19,800	1,121,167	A

		1,370,339

Poland — 1.7%
Bank Zachodni WBK SA	30,200	1,981,917	A,B
ING Bank Slaski SA	5,800	1,573,831	A,B
KGHM Polska Miedz SA	150,200	5,549,575	A
Powszechna Kasa Oszczednosci Bank Polski SA	130,800	1,720,493	A

		10,825,816

Qatar — 0.3%
Qatar National Bank	42,100	1,705,784	A

Annual Report to Shareholders	23

	Shares/Par	Value

Russia — 9.3%
Cherepovets MK Severstal, GDR	334,100	$3,173,950	B
Evraz Group SA – GDR	79,600	2,248,700	B
Gazprom – ADR	283,700	7,071,953	A
LUKOIL – ADR	92,600	5,305,980
Magnitogorsk Iron and Steel Works – GDR	145,500	1,644,150	B
Mechel – ADR	84,400	1,588,408
MMC Norilsk Nickel JSC – ADR	269,400	3,779,847	A,B
Mobile Telesystems OJSC – ADR	144,800	7,079,272
Novolipetsk Steel	117,400	3,604,180	B
Rosneft Oil Co. – GDR	356,500	3,065,900
Sberbank	3,547,300	9,920,940	A
Uralkali – GDR	195,900	4,028,047	A,B
Vimpel-Communications – ADR	299,700	5,571,423
VTB Bank OJSC – GDR	371,700	1,748,706	A,B

		59,831,456

South Africa — 5.7%
ABSA Group Ltd.	70,500	1,220,781	A
Anglo Platinum Ltd.	4,289	457,079	A,B
ArcelorMittal South Africa Ltd.	286,356	3,975,246	A
Aveng Ltd.	465,600	2,499,912	A
Bidvest Group Ltd.	231,500	4,044,068	A
Clicks Group Ltd.	167,800	616,289	A
Exxaro Resources Ltd.	128,500	1,806,558	A
Imperial Holdings Ltd.	347,800	4,156,292	A
JD Group Ltd.	235,000	1,571,542	A
Kumba Iron Ore Ltd.	118,100	4,837,949	A
Mr. Price Group Ltd.	362,800	1,714,159	A
Nedbank Group Ltd.	87,900	1,468,493	A
Shoprite Holdings Ltd.	198,100	1,745,176	A
Standard Bank Group Ltd.	191,700	2,633,567	A
Steinhoff International Holdings Ltd.	1,178,200	3,293,212	A,B
The Spar Group Ltd.	39,100	376,149	A

		36,416,472

24	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

	Shares/Par		Value

South Korea — 11.6%
CJ Home Shopping	9,300		$613,964	A,B
Daegu Bank	211,110		3,103,327	A,B
Daelim Industrial Co. Ltd.	40,900		2,904,395	A,B
Dongbu Insurance Co. Ltd.	28,900		799,738	A
GS Engineering and Construction Corp.	35,690		3,302,339	A,B
Halla Climate Control Corp.	138,300		1,591,147	A,B
Hana Financial Group Inc.	44,500		1,262,633	A,B
Huchems Fine Chemical Corp.	51,400		1,337,923	A,B
Hyundai Marine and Fire Insurance Co. Ltd.	40,220		642,145	A
Hyundai Mobis	27,900		4,069,593	A,B
Hyundai Steel Co.	32,300		2,382,519	A,B
Industrial Bank of Korea	399,100		4,767,025	A,B
KB Financial Group Inc. – ADR	25,800		1,311,930	B
KH Vatec Co. Ltd.	39,300		1,633,056	A,B
KIWOOM Securities Co. Ltd.	381	rts	4,155	A,B,C
Korea Zinc Co. Ltd.	20,040		3,491,848	A,B
KT Corp. – ADR	182,400		3,067,968
LG Chem Ltd.	8,816		1,719,905	A,B
LG Corp.	95,040		5,938,945	A,B
LG Electronics Inc.	13,002		1,347,748	A
LG.Philips LCD Co. Ltd.	46,400		1,566,646	A,B
LIG Non-Life Insurance Co. Ltd.	54,280		1,004,822	A
POSCO	13,280		6,991,075	A
Samsung Electronics Co. Ltd.	23,385		15,971,557	A
Woori Finance Holdings Co. Ltd.	312,180		3,684,018	A,B

			74,510,421

Taiwan — 9.4%
Acer Inc.	361,000		1,078,470	A
Asustek Computer Inc.	428,856		823,118	A
Avermedia Technologies Inc.	443,000		604,657	A
Catcher Technology Co. Ltd.	640,400		1,775,891	A
Cathay Financial Holding Co., Ltd.	1,893,000		3,507,516	A,B
China Life Insurance Co. Ltd	4,547,774		3,495,611	A,B
Chunghwa Telecom Co. Ltd.	327,852		608,618	A
Chunghwa Telecom Co. Ltd. – ADR	20,627		383,043
Compal Electronics Inc.	2,353,710		3,235,979	A

Annual Report to Shareholders	25

	Shares/Par	Value

Taiwan — Continued
Gigabyte Technology Co. Ltd.	346,000	$337,397	A
Hon Hai Precision Industry Co. Ltd.	1,921,641	9,039,796	A
Huaku Construction Corp.	797,000	2,014,213	A
King Yuan Electronics Co. Ltd.	1,108,765	522,850	A
Lite-On Technology Corp.	1,537,535	2,299,227	A
MediaTek Inc.	247,582	4,299,497	A
Polaris Securities Co. Ltd.	529,000	312,469	A,B
Quanta Computer Inc.	1,749,570	3,792,099	A
Radiant Opto-Electronics Corp.	130,860	189,264	A
RichTek Technology Corp.	106,000	1,075,890	A
Siliconware Precision Industries Co. – ADR	261,168	1,830,788
Sunrex Technology Corp.	296,000	344,236	A
Taishin Financial Holdings Co. Ltd.	1,500,000	585,388	A,B
Taiwan Semiconductor Manufacturing Co. Ltd.	2,282,715	4,578,982	A
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR	253,913	2,904,765
Unimicron Technology Corp.	469,000	674,665	A
United Microelectronics Corp.	6,911,000	3,693,731	A,B
Wistron Corp.	2,663,883	5,144,833	A
WPG Holdings Co. Ltd.	646,000	1,115,071	A

		60,268,064

Thailand — 1.7%
Banpu Public Company Limited	49,600	861,194	A
Banpu Public Company Limited – NVDR	62,100	1,074,516	A
Charoen Pokphand Foods Public Company Limited	9,791,400	3,347,989	A
Kasikornbank Public Company Limited – NVDR	226,000	574,226	A
LPN Development Public Company Limited	11,354,500	2,422,343	A
PTT Exploration and Production Public Company Limited	108,200	477,067	A
Sansiri Public Company Limited	2,415,300	310,062	A
Siam Cement Public Company Limited	48,700	347,792	A
Siam Cement Public Company Limited – ADR	67,100	471,047	A

26	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

	Shares/Par	Value

Thailand — Continued
Supalai Public Company Limited	6,068,100	$1,101,140	A

		10,987,376

Turkey — 3.6%
Tekfen Holding AS	513,700	1,675,921	A,B
Turk Ekonomi Bankasi AS	1,149,800	2,138,865	A,B
Turk Hava Yollari Anonim Ortakligi	1,342,500	5,121,502	A
Turkiye Garanti Bankasi AS	744,100	3,160,576	A
Turkiye Halk Bankasi AS	601,700	4,790,927	A
Turkiye Is Bankasi	761,925	3,211,291	A
Turkiye Vakiflar Bankasi T.A.O.	1,186,100	3,354,967	A,B

		23,454,049

United Arab Emirates — 0.5%
Arabtec Holding Co.	3,140,300	2,251,388	A,B
Dubai Islamic Bank	1,125,800	703,807	A

		2,955,195

United Kingdom — 0.2%
Eurasian Natural Resources Corp.	92,200	1,359,885	A

United States — 0.2%
NII Holdings Inc.	32,000	1,074,560	B

Total Common Stocks and Equity Interests (Cost — $439,977,779)		610,889,173
Preferred Stocks — 2.8%

Brazil — 2.8%
Banco Itau Holding Financeira SA	61,325	1,387,822
Bradespar SA	132,200	2,882,325	A
Companhia Energetica de Sao Paulo	86,800	1,189,282	A,B
Confab Industrial SA	417,700	1,223,868	A
Itausa – Investimentos Itau SA	964,375	6,492,932	A
Lojas Americanas SA	66,000	582,349	A
Metalurgica Gerdau SA	127,400	2,525,796	A
Tele Norte Leste Participacoes SA – ADR	73,200	1,567,944

Annual Report to Shareholders	27

	Shares/Par	Value
Brazil — Continued
Usinas Siderurgicas de Minas Gerais SA	10,200	$287,066	A

Total Preferred Stocks (Cost — $14,562,987)		18,139,384

Repurchase Agreements — 1.8%
JP Morgan Chase & Co., repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds at maturity — $5,107,824; (Fully collateralized by U.S. government agency obligations, 0.850% due 1/20/11; Market value — $5,210,450)	$5,107,824	5,107,824
Goldman Sachs & Co., repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds at maturity — $5,283,960; (Fully collateralized by U.S. government agency obligations, 2.875% due 12/11/13; Market value — $5,395,089)	5,283,960	5,283,960
JP Morgan Chase & Co., repurchase agreement dated 12/31/09, (0.500%) due 1/4/10; Proceeds at maturity — $908,236; (Fully collateralized by U.S. government agency obligations, 5.250% due 6/25/21; Market value — $929,972)	908,286	908,286

Total Repurchase Agreements (Cost — $11,300,070)		11,300,070
Total Investments — 99.8% (Cost — $465,840,836)D		640,328,627
Other Assets Less Liabilities — 0.2%		1,276,029

Net Assets — 100.0%		$641,604,656

A	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

B	Non-income producing.

C	Illiquid security. At December 31, 2009, the value of these securities amounted to $1,401,809 or 0.22% of net assets.

D	Aggregate cost for federal income tax purposes is $473,863,652.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depositary Receipt

See notes to financial statements.

28	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Batterymarch Emerging Markets Trust

December 31, 2009

Assets:
Investment securities at value (Cost – $465,840,836)		$640,328,627
Cash		21,367
Foreign currency at value (Cost – $1,500)		1,512
Receivable for securities sold		5,958,592
Dividends and interest receivable		1,275,997
Receivable for fund shares sold		1,224,946
Prepaid expenses		31,845

Total assets		648,842,886
Liabilities:
Payable for securities purchased	$2,681,817
Deferred foreign capital gains tax	1,913,730
Payable for fund shares repurchased	1,522,422
Accrued management fee	600,237
Accrued distribution and service fees	232,080
Interest expense payable	1,723
Accrued expenses	286,221

Total liabilities		7,238,230

Net Assets		$641,604,656

Net assets consist of:
Accumulated paid-in-capital		$628,521,948
Undistributed net investment income		475,984
Accumulated net realized loss on investments and foreign currency transactions		(159,967,306)
Unrealized appreciation of investments and foreign currency translations		172,574,030	A

Net Assets		$641,604,656

Annual Report to Shareholders	29

Net Asset Value Per Share:
Class A (and redemption price) (592,974 shares outstanding)	$20.35
Class CB,C (13,153,076 shares outstanding)	$20.42
Class FID (and redemption price) (1,106,491 shares outstanding)	$20.77
Class ID (and redemption price) (13,601,131 shares outstanding)	$20.75
Class ISD (and redemption price) (2,685,422 shares outstanding)	$20.76
Maximum Public Offering Price Per Share:
Class A (based on a maximum initial sales charge of 5.75%)	$21.59

A	Net of deferred foreign taxes of $1,913,730.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment.

D	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

See notes to financial statements.

30	Annual Report to Shareholders

Statement of Operations

Legg Mason Batterymarch Emerging Markets Trust

For the Year Ended December 31, 2009

Investment Income:
Dividends	$12,995,106
Interest	14,436
Less: Foreign taxes withheld	(1,319,738)

Total income			$11,689,804
Expenses:
Management fees (Note 2)	4,596,546
Distribution and service fees (Notes 2 and 5)	2,161,177
Custodian fees	710,903
Transfer agent and shareholder servicing expenses (Note 5)	292,263
Shareholder reports expenses (Note 5)	98,766
Audit and legal fees	96,208
Registration fees	91,826
Directors’ fees and expenses	86,537
Other expenses	46,974

	8,181,200
Less: Fees waived and/or expense reimbursements (Notes 2 and 5)	(276,020)

Net expenses			7,905,180

Net Investment Income			3,784,624
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(71,995,662	)A
Foreign currency transactions	(793,769)

			(72,789,431)

Change in unrealized appreciation/(depreciation) of:
Investments	329,867,345	B
Foreign currency translations	86,298

			329,953,643

Net Realized and Unrealized Gain on Investments			257,164,212
Change in Net Assets Resulting From Operations			$260,948,836

A	Net of foreign taxes withheld of $348,602.

B	Net of deferred foreign taxes of $1,913,085.

See notes to financial statements.

Annual Report to Shareholders	31

Statement of Changes in Net Assets

Legg Mason Batterymarch Emerging Markets Trust

	For the Years Ended December 31,
	2009	2008
Change in Net Assets:
Net investment income	$3,784,624	$5,205,970
Net realized loss	(72,789,431)	(89,469,605)
Change in unrealized appreciation/(depreciation)	329,953,643	(333,699,896)
Change in net assets resulting from operations	260,948,836	(417,963,531)
Distributions to shareholders from (Note 1):
Net investment income:
Class A	(109,902)[1]	N/A
Class C2	(606,469)	—
Class FI3	(223,139)	—
Class I3	(3,745,174)	—
Class IS3	(865,345)	—
Net realized gain on investments:
Class C2	—	(7,008,934)
Class FI3	—	(117,310)
Class I3	—	(1,824,006)
Change in net assets from fund share transactions (Note 6):
Class A	7,578,033 [1]	N/A
Class C2	(24,687,824)	(47,097,238)
Class FI3	3,519,578	10,794,146
Class I3	76,052,846	168,593,012
Class IS3	9,760,180	21,771,502
Change in net assets	327,621,620	(272,852,359)
Net Assets:
Beginning of year	313,983,036	586,835,395
End of year	$641,604,656	$313,983,036
Undistributed net investment income	$475,984	$3,383,760

[1]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[2]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

N/A	— Not Applicable

See notes to financial statements.

32	Annual Report to Shareholders

Financial Highlights

Legg Mason Batterymarch Emerging Markets Trust

For a share of each class of capital stock outstanding:

Class A:

	Period Ended December 31, 2009A
Net asset value, beginning of period	$10.83
Investment operations:
Net investment income	.15	B
Net realized and unrealized gain	9.58
Total from investment operations	9.73
Distributions from:
Net investment income	(.21)
Total distributions	(.21)
Net asset value, end of period	$20.35
Total returnC	90.34%
Ratios to Average Net AssetsD:
Total expenses	1.56	%E
Expenses net of waivers and/or expense reimbursements, if any	1.50	%E,F
Expenses net of all reductions	1.50	%E,F
Net investment income	1.02	%E
Supplemental Data:
Portfolio turnover rate	105.9%
Net assets, end of period (in thousands)	$12,070

A	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

E	Annualized.

F

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.50% until December 31, 2011.

See notes to financial statements.

Annual Report to Shareholders	33

Class C A:

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$11.72		$28.06		$23.20		$19.80		$16.70
Investment operations:
Net investment income/(loss)	.05	B	.16	B	(.07	)B	(.04	)B	.07
Net realized and unrealized gain/(loss)	8.69		(16.13)		10.36		6.38		6.04
Total from investment operations	8.74		(15.97)		10.29		6.34		6.11
Distributions from:
Net investment income	(.04)		—		(.03)		—		(.02)
Net realized gain on investments	—		(.37)		(5.40)		(2.94)		(2.99)
Total distributions	(.04)		(.37)		(5.43)		(2.94)		(3.01)
Net asset value, end of year	$20.42		$11.72		$28.06		$23.20		$19.80
Total returnC	74.72%		(57.62)%		45.74%		33.18%		38.51%
Ratios to Average Net AssetsD:
Total expenses	2.34%		2.32%		2.34%		2.38%		2.54%
Expenses net of waivers and/or expense reimbursements, if any	2.25	%E	2.25%		2.25%		2.25%		2.25%
Expenses net of all reductions	2.25	%E	2.25%		2.25%		2.25%		2.25%
Net investment income (loss)	.32%		.74%		(.27)%		(.17)%		.45%
Supplemental Data:
Portfolio turnover rate	105.9%		70.9%		88.8%		96.4%		132.6%
Net assets, end of year (in thousands)	$268,594		$177,406		$518,255		$349,674		$214,123

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

E

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.25% until December 31, 2011.

See notes to financial statements.

34	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

For a share of each class of capital stock outstanding:

Class FI A:

	Years Ended December 31,
	2009		2008		2007B
Net asset value, beginning of year	$11.95		$28.38		$27.18
Investment operations:
Net investment income	.16	C	.29	C	.02	C
Net realized and unrealized gain/(loss)	8.88		(16.35)		6.08
Total from investment operations	9.04		(16.06)		6.10
Distributions from:
Net investment income	(.22)		—		(.25)
Net realized gain on investments	—		(.37)		(4.65)
Total distributions	(.22)		(.37)		(4.90)
Net asset value, end of year	$20.77		$11.95		$28.38
Total returnD	76.06%		(57.29)%		23.09%
Ratios to Average Net AssetsE:
Total expenses	1.64%		1.79%		1.77	%F
Expenses net of waivers and/or expense reimbursements, if any	1.50	%G	1.50%		1.50	%F
Expenses net of all reductions	1.50	%G	1.50%		1.50	%F
Net investment income	1.02%		1.53%		.13	%F
Supplemental Data:
Portfolio turnover rate	105.9%		70.9%		88.8%
Net assets, end of year (in thousands)	$22,977		$10,424		$7,706

A	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

B	For the period June 29, 2007 (commencement of operations) to December 31, 2007.

C	Computed using average daily shares outstanding.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

F	Annualized.

G

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.50% until December 31, 2011.

See notes to financial statements.

Annual Report to Shareholders	35

Class I A:

	Years Ended December 31,
	2009		2008		2007		2006		2005B
Net asset value, beginning of year	$11.97		$28.36		$23.38		$19.74		$16.90
Investment operations:
Net investment income	.20	C	.35	C	.21	C	.17	C	.04
Net realized and unrealized gain/(loss)	8.89		(16.37)		10.47		6.41		5.40
Total from investment operations	9.09		(16.02)		10.68		6.58		5.44
Distributions from:
Net investment income	(.31)		—		(.30)		—		(.19)
Net realized gain on investments	—		(.37)		(5.40)		(2.94)		(2.41)
Total distributions	(.31)		(.37)		(5.70)		(2.94)		(2.60)
Net asset value, end of year	$20.75		$11.97		$28.36		$23.38		$19.74
Total returnD	76.48%		(57.19)%		47.20%		34.52%		32.86%
Ratios to Average Net AssetsE:
Total expenses	1.28%		1.30%		1.30%		1.31%		1.47	%F
Expenses net of waivers and/or expense reimbursements, if any	1.25	%G	1.25%		1.25%		1.25%		1.25	%F
Expenses net of all reductions	1.25	%G	1.25%		1.25%		1.25%		1.25	%F
Net investment income	1.25%		1.83%		.74%		.79%		.56	%F
Supplemental Data:
Portfolio turnover rate	105.9%		70.9%		88.8%		96.4%		132.6%
Net assets, end of year (in thousands)	$282,224		$105,338		$60,874		$28,378		$11,509

A	On October 5, 2009, Institutional Class shares were renamed Class I shares.

B	For the period June 23, 2005 (commencement of operations) to December 31, 2005.

C	Computed using average daily shares outstanding.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

F	Annualized.

G

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.25% until December 31, 2011.

See notes to financial statements.

36	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

For a share of each class of capital stock outstanding:

Class IS A:

	Years Ended December 31,
	2009		2008B
Net asset value, beginning of year	$11.97		$21.97
Investment operations:
Net investment income	0.22	C	.05	C
Net realized and unrealized gain/(loss)	8.88		(10.05)
Total from investment operations	9.10		(10.00)
Distributions from:
Net investment income	(.31)		—
Total distributions	(.31)		—
Net asset value, end of year	$20.76		$11.97
Total returnD	76.57%		(45.52)%
Ratios to Average Net AssetsE:
Total expenses	1.25%		1.29	%F
Expenses net of waivers and/or expense reimbursements, if any	1.25	%G	1.25	%F
Expenses net of all reductions	1.25	%G	1.25	%F
Net investment income	1.37%		1.29	%F
Supplemental Data:
Portfolio turnover rate	105.9%		70.9%
Net assets, end of year (in thousands)	$55,740		$20,815

A	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

B	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

C	Computed using average daily shares outstanding.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

F	Annualized.

G

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 1.25% until December 31, 2011.

See notes to financial statements.

Annual Report to Shareholders	37

Investment Commentary

Legg Mason Batterymarch International Equity Trust

Market Environment

Most global markets and sectors experienced deeply negative returns in the first two months of 2009, reflecting continued global uncertainty and investor questions about the health of the global financial system. All regions and virtually all sectors had substantial declines, and the environment was characterized by significant equity market and currency volatility. Deleveraging, sentiment and large-scale government intervention, including a coordinated interest rate cut by central banks, continued to distort long-term equity values. In addition, commodity prices fell and earnings were revised down as the Japanese, European and UK economies were all shown to be in recession.

A rebound was sparked on March 9th, with Financials stocks leading the pack. Many market observers saw classic signs of a bear market rally as stocks that had been the most beaten down in previous months were among the biggest winners. This was particularly true for the Financials sectors in the UK and continental Europe, which experienced significant reversals from February to March.

The equity market rally continued through the rest of the reporting period. Risk aversion declined in the third quarter as the worst of the credit problems appeared to be over in most markets, and investors began to anticipate inventory restocking. Manufacturing output grew in Europe and Asia, and commodity prices began to rise, suggesting a faster economic recovery from recession than previously expected. Volatility declined compared to earlier in the year.

In the final quarter of the period, signs of economic decline continued to abate, growth expectations and earnings estimate revisions improved and merger and acquisition activity increased. However, investors continue to be concerned about the health of financial institutions amid concerns about commercial real estate weakness; Financials stocks generally had weaker performance than other sectors across regions.

Of the major regions, the UK was the outperformer for the period, as the UK market is significantly driven by global companies that have been rewarded in the rally. While the recovery is still fragile and consumer confidence and retail sales remain muted, at the end of the period, corporate confidence hit a six-year high and Prime Minister Gordon Brown reported that the worst of the recession was over.

Japan underperformed the other regions for the period despite outperforming in local currency terms in the second quarter as a result of the government’s economic stimulus. While Japan is highly leveraged to the global economic cycle, business competitiveness has been stymied by sharp appreciation of the Japanese yen. In addition, investors have been skittish about Japan since the election in late August. The new government tightened fiscal policy and originally supported a strong yen but has become concerned about that strength and indicated it may resort to intervention in the currency markets to slow the yen’s ascent.

38	Annual Report to Shareholders

Market Outlook

Given the dramatic equity market fall in 2008 and its dramatic rise in 2009, developed markets ended the decade almost flat, with the MSCI World Indexi returning -0.24% since its year end 1999 level.

Because of the current fragility of the world’s economies, we believe what lies ahead for equity markets may in large part be determined by policy makers. Continued fiscal support for too long could lead to inflation, though too quick a withdrawal could upset whatever recovery has taken hold. However, we believe the decline in macro-driven events, lower overall market volatility and higher stock price dispersion also bode well for a return to markets driven by fundamentals. Growth expectations have been improving and estimate revisions are generally positive. While our stock selection model struggled through much of the year, the model has been more predictive during the fourth quarter; dimensions were less correlated, indicating a more balanced and broadening market going forward.

While we are optimistic that the coming environment will favor bottom-up stock selection, we remain cautious about the health of the global economy and, therefore, continue to manage exposures relative to the benchmark.

Batterymarch Financial Management Inc.

January 15, 2010

The views expressed are those of the investment adviser as of the date indicated, are subject to change, and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and the investment adviser and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Because investment decisions for the Fund are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of Fund. All data referenced are from sources deemed to be reliable, but cannot be guaranteed as to accuracy or completeness. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

All investments are subject to risk, including loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

Annual Report to Shareholders	39

Management’s Discussion of Fund Performance (unaudited)

Legg Mason Batterymarch International Equity Trust

Performance Review

For the twelve months ended December 31, 2009, Class C shares of Legg Mason Batterymarch International Equity Trust, excluding sales charges, returned 19.65%. The Fund’s unmanaged benchmark, the MSCI EAFE Indexi, returned 31.78% for the same period. The Lipper International Large-Cap Core Funds Category Average1 returned 29.54% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Batterymarch International Equity Trust:
Class A	19.21%	N/A
Class C	18.72%	19.65%
Class R	18.93%	20.06%
Class FI2	19.10%	20.35%
Class I2	19.27%	20.87%
Class IS2	19.43%	20.92%
MSCI EAFE Index	22.07%	31.78%
Lipper International Large-Cap Core Funds Category Average[1]	21.58%	29.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 409 funds for the six-month period and among the 399 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Prior to October 5, 2009, Class I, Class FI and Class IS were known as the Institutional Class, Financial Intermediary Class and Institutional Select Class, respectively.

40	Annual Report to Shareholders

Management’s Discussion of Fund Performance (unaudited) — Continued

Legg Mason Batterymarch International Equity Trust — Continued

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class A shares as this share class commenced operations on February 3, 2009.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated May 1, 2009, the gross total operating expense ratios for Class A, Class C, Class R, Class FI, Class I and Class IS shares were 1.17%, 1.92%, 1.71%, 1.22%, 0.86% and 0.85%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitations, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.35% for Class A shares, 2.10% for Class C shares, 1.60% for Class R shares, 1.35% for Class FI shares, 1.10% for Class I shares and 1.10% for Class IS shares. These expense limitations cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The MSCI EAFE Index returned 31.78% for 2009. The MSCI EAFE Index outperformed the broad market indices in the U.S. but underperformed the emerging markets index. The S&P 500 Indexii saw a return of 26.46%, while the MSCI Emerging Markets Indexiii returned 78.51%. Among the major regions within the MSCI EAFE Index, the UK and continental Europe both outperformed Japan returning 43.4% and 33.8%, respectively, for the year, while Japan’s return was a more muted 6.4%.

From the start of the rally in March 2009 through the third quarter, lower-quality names with high debt levels and poor prior performance rebounded sharply,

Annual Report to Shareholders	41

outperforming more fundamentally sound stocks by huge margins. Our preference for high-quality stocks that score well across a range of fundamental dimensions struggled in this environment. While we saw broader measures of stock selection become predictive in the final quarter and performance improved, relative to the MSCI EAFE Index, overall stock selection, particularly in Japan, detracted from performance for the year. The leading detractors in Japan were overweights to Tokyo Gas Co Ltd. and Nippon Telegraph and Telephone Corp., both of which had negative returns for the year. Stock selection in the Consumer Discretionary sector of the major regions also detracted significantly, with Greek holding OPAP SA the laggard: This gaming company was overweight in the portfolio and had a negative return for the period.

Stock selection in Asia ex-Japan was a major contributor to relative performance, especially in Hong Kong. Selection in the continental Europe Telecommunication Services and Banks sectors was also strong, with the primary contributor in the latter sector being Nordea Bank AB which outperformed the benchmark for the period held. Another major contributor in continental Europe was avoiding Volkswagen AG which had a negative return in the benchmark of almost 68%. Petrofac Ltd. in the UK was the primary contributor at the stock level, returning 248% for the period held, benefiting from increasing price targets based on strong backlog and cash flow in 2009.

Our investment process focuses first on stock selection and second on the relative weighting of regions and sectors. Any modest over or underweight relative to the benchmark is primarily driven by our bottom-up stock information. For this reporting period, region allocation was a primary contributor to relative performance, especially a small position in emerging markets which posted returns far in excess of developed markets for the year. Underweighting Japan, especially the Financials sector, was also a strong contributor.

Batterymarch Financial Management, Inc.

January 15, 2010

42	Annual Report to Shareholders

Management’s Discussion of Fund Performance (unaudited) — Continued

Legg Mason Batterymarch International Equity Trust — Continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Banco Santander Central Hispano SA (1.9%), BHP Billiton Ltd. (1.6%), BP PLC (1.6%), Novartis AG (1.5%), Nestle SA (1.5%), Sanofi-Aventis (1.3%), Banco Bilbao Vizcaya Argentaria SA (1.3%), Vodafone Group PLC (1.3%), HSBC Holdings PLC (1.2%) and Total SA (1.1%). Please refer to pages 54 through 61 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (25.4%), Industrials (12.0%), Materials (11.1%), Consumer Staples (9.1%) and Consumer Discretionary (8.7%). The Fund’s portfolio composition is subject to change at any time.

RISKS: International investments are subject to currency fluctuations, social, economic and political risks. These risks are magnified in emerging markets. All investments are subject to risk including the loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Annual Report to Shareholders	43

Expense Example (Unaudited)

International Equity Trust

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

44	Annual Report to Shareholders

Expense Example (Unaudited) — Continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period[1] 7/1/09-12/31/09
Class A:
Actual	$1,000.00	$1,192.10	$6.46
Hypothetical (5% return before expenses)	1,000.00	1,019.31	5.96
Class C2:
Actual	$1,000.00	$1,187.20	$10.36
Hypothetical (5% return before expenses)	1,000.00	1,015.73	9.55
Class R:
Actual	$1,000.00	$1,189.30	$8.83
Hypothetical (5% return before expenses)	1,000.00	1,017.14	8.13
Class FI3:
Actual	$1,000.00	$1,191.00	$6.85
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.31
Class I3:
Actual	$1,000.00	$1,192.70	$4.81
Hypothetical (5% return before expenses)	1,000.00	1,020.82	4.43
Class IS3:
Actual	$1,000.00	$1,194.30	$4.59
Hypothetical (5% return before expenses)	1,000.00	1,021.02	4.23

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.17%, 1.88%, 1.60%, 1.24%, 0.87% and 0.83% for Class A, Class C, Class R, Class FI, Class I and Class IS shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

[2]	On February 1, 2009 Primary Class shares were renamed Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

Annual Report to Shareholders	45

Performance Information (Unaudited)

Fund Performance

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC		Class R		Class FID		Class ID		Class ISD
Six Months Ended 12/31/09	19.21	%†	18.72	%†	18.93	%†	19.10	%†	19.27	%†	19.43	%†
Twelve Months Ended 12/31/09	N/A		19.65		20.06		20.35		20.87		20.92
Five Years Ended 12/31/09	N/A		1.06		N/A		1.77		2.12		N/A
Ten Years Ended 12/31/09	N/A		0.18		N/A		N/A		1.20		N/A
Inception* through 12/31/09	32.94	%†	3.66		–10.89		8.49		1.93		–14.63

	With Sales ChargesE
	Class A		Class CC		Class R		Class FID		Class ID		Class ISD
Six Months Ended 12/31/09	12.31	%†	17.72	%†	18.93	%†	19.10	%†	19.27	%†	19.43	%†
Twelve Months Ended 12/31/09	N/A		18.65		20.06		20.35		20.87		20.92
Five Years Ended 12/31/09	N/A		1.06		N/A		1.77		2.12		N/A
Ten Years Ended 12/31/09	N/A		0.18		N/A		N/A		1.20		N/A
Inception* through 12/31/09	25.32	%†	3.66		–10.89		8.49		1.93		–14.63

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/3/09 through 12/31/09)	32.94%
Class CC (12/31/99 through 12/31/09)	1.84
Class R (Inception date of 12/28/06 through 12/31/09)	–29.32
Class FID (Inception date of 5/16/03 through 12/31/09)	71.61
Class ID (12/31/99 through 12/31/09)	12.67
Class ISD (Inception date of 8/4/08 through 12/31/09)	–19.96

† Not annualized.

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including return of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

E

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Class FI, Class I and Class IS shares are February 3, 2009, February 17, 1995, December 28, 2006, May 16, 2003, May 5, 1998 and August 4, 2008, respectively.

46	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Legg Mason Batterymarch International Equity Trust

The graphs on the following pages compare the Fund’s total returns to those of the MSCI EAFE Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C shares and an initial $1,000,000 investment in Class R, Class FI1, Class I1 and Class IS1 shares of the Fund for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

Annual Report to Shareholders	47

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

48	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class C* Shares

Hypothetical illustration of $10,000 invested in Class C shares on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On February 1, 2009, Primary Class shares were renamed Class C shares.

Annual Report to Shareholders	49

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

50	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class FI* Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on May 16, 2003 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

Annual Report to Shareholders	51

Growth of a $1,000,000 Investment — Class I* Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On October 5, 2009, Institutional Class shares were renamed Class I shares.

52	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class IS* Shares

Hypothetical illustration of $1,000,000 invested in Class IS shares on August 4, 2008 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

Annual Report to Shareholders	53

Sector Diversification (as of December 31, 2009)1

(As a percentage of the portfolio)

Legg Mason Batterymarch International Equity Trust

December 31, 2009

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

54	Annual Report to Shareholders

Portfolio of Investments

Legg Mason Batterymarch International Equity Trust

December 31, 2009

	Shares/Par	Value

Common Stocks and Equity Interests — 98.6%

Australia — 6.7%
Australia and New Zealand Banking Group Ltd.	267,068	$5,433,712	A
BHP Billiton Ltd.	240,550	9,211,567	A
Commonwealth Bank of Australia	59,798	2,915,880	A
Downer EDI Ltd.	436,552	3,638,774	A
Goodman Fielder Ltd.	92,617	134,811	A
Macquarie Group Ltd.	42,241	1,808,482	A
National Australia Bank Ltd.	223,487	5,438,152	A
Rio Tinto Ltd.	89,700	5,935,069	A
Westpac Banking Corp.	165,223	3,719,040	A

		38,235,487

Austria — 1.4%
OMV AG	61,345	2,686,393	A
Raiffeisen International Bank Holding AG	44,023	2,491,773	A
Voestalpine AG	76,300	2,782,266	A

		7,960,432

Belgium — 0.4%
Solvay SA	21,957	2,367,110	A

Bermuda — 0.3%
Jardine Matheson Holdings Ltd.	52,000	1,563,500	A

Canada — 1.4%
Alimentation Couche-Tard Inc.	125,300	2,494,379
Bank of Montreal	47,000	2,509,872
Bank of Nova Scotia	36,900	1,736,595
IAMGOLD Corp.	90,400	1,427,073

		8,167,919

China — 1.7%
Bank of China Ltd.	2,824,000	1,511,998	A
China CITIC Bank	3,636,000	3,075,988	A
China Yurun Food Group Ltd.	856,000	2,526,124	A
Yanzhou Coal Mining Co. Ltd.	1,170,000	2,559,859	A

		9,673,969

Annual Report to Shareholders	55

	Shares/Par	Value

Cyprus — 0.2%
Bank of Cyprus Public Company Limited	143,200	$998,170	A

Denmark — 0.3%
Trygvesta A/S	23,250	1,534,755	A

Finland — 1.3%
Nokia Oyj	153,858	1,975,204	A
Sampo Oyj	132,182	3,208,005	A
UPM-Kymmene Oyj	213,435	2,538,362	A

		7,721,571

France — 8.3%
Alstom	61,652	4,283,487	A
BNP Paribas	46,202	3,645,967	A
CNP Assurances	37,200	3,601,646	A
France Telecom SA	108,422	2,707,017	A
GDF Suez	134,693	5,843,488	A
ICADE	5,267	500,908	A
Lagardere SCA	42,200	1,702,798	A
Publicis Groupe	64,213	2,604,920	A
Sanofi-Aventis	98,500	7,721,091	A
Societe Generale	50,005	3,459,969	A
Thales SA	18,100	927,544	A
Total SA	102,772	6,585,790	A
Vivendi	144,400	4,262,932	A

		47,847,557

Germany — 9.4%
Allianz SE	33,872	4,216,145	A
BASF AG	23,683	1,468,973	A
Bayerische Motoren Werke AG	108,688	4,941,127	A
Deutsche Bank AG	18,079	1,274,257	A
Deutsche Telekom AG	296,715	4,382,185	A
E.ON AG	77,697	3,243,668	A
Fresenius Medical Care AG and Co.	65,900	3,489,285	A
HeidelbergCement AG	42,895	2,950,563	A
Henkel KGaA	71,104	3,701,862	A
Infineon Technologies AG	609,178	3,363,009	A,B

56	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch International Equity Trust — Continued

	Shares/Par	Value

Germany — Continued
Metro AG	87,400	$5,327,313	A
MTU Aero Engines Holding AG	44,985	2,468,436	A
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	31,600	4,926,029	A
RWE AG	53,301	5,179,662	A
Siemens AG	32,989	3,025,848	A

		53,958,362

Greece — 0.7%
OPAP SA	172,928	3,785,763	A

Hong Kong — 1.6%
BOC Hong Kong Holdings Ltd.	1,984,000	4,482,397	A
HongKong Electric Holdings Ltd.	203,500	1,104,403	A
Kerry Properties Ltd.	402,500	2,032,345	A
New World Development Co. Ltd.	834,000	1,702,156	A

		9,321,301

Ireland — 0.1%
Kerry Group PLC	25,237	743,887	A

Italy — 3.2%
ENI SpA	175,161	4,459,439	A
Mediaset SpA	473,719	3,870,681	A
Prysmian SpA	170,908	2,991,693	A
Telecom Italia SpA	2,066,896	3,205,624	A
UniCredito Italiano SpA	1,246,014	4,144,715	A,B

		18,672,152

Japan — 20.0%
Aeon Co. Ltd.	374,600	3,028,889	A
Ajinomoto Co. Inc.	153,000	1,440,398	A
Daito Trust Construction Co. Ltd.	71,000	3,348,062	A
East Japan Railway Co.	32,900	2,075,987	A
FUJIFILM Holdings Corp.	128,200	3,829,956	A
Fujitsu Ltd.	379,000	2,437,345	A
Hitachi Ltd.	1,164,000	3,565,124	A,B
Honda Motor Co. Ltd.	136,300	4,608,584	A

Annual Report to Shareholders	57

	Shares/Par	Value

Japan — Continued
Itochu Corp.	227,000	$1,669,224	A
Japan Tobacco Inc.	693	2,338,292	A
JFE Holdings Inc.	47,700	1,878,424	A
JS Group Corp.	206,300	3,549,488	A
KDDI Corp.	398	2,098,806	A
Konica Minolta Holdings Inc.	182,500	1,871,741	A
Lawson Inc.	63,300	2,788,671	A
Medipal Holdings Corp.	96,700	1,193,976	A
Mitsubishi Corp.	102,000	2,536,010	A
Mitsubishi UFJ Financial Group Inc.	616,200	3,017,031	A
Mitsui and Co. Ltd.	401,100	5,678,417	A
Mizuho Securities Co. Ltd.	370,000	1,107,474	A
Nippon Building Fund Inc.	137	1,037,927	A
Nippon Telegraph and Telephone Corp.	108,600	4,271,785	A
Nissan Motor Co. Ltd.	601,600	5,257,983	A,B
Nomura Research Institute Ltd.	58,600	1,147,805	A
NTT Data Corp.	1,356	4,187,507	A
Sega Sammy Holdings Inc.	346,800	4,133,208	A
Shinsei Bank Ltd.	1,297,000	1,405,627	A,B
Softbank Corp.	88,700	2,073,168	A
Sojitz Corp.	1,667,000	3,131,410	A
Sony Corp.	152,400	4,417,539	A
Sumitomo Metal Industries Ltd.	896,000	2,388,800	A
Taisho Pharmaceutical Co. Ltd.	90,000	1,539,843	A
Takeda Pharmaceutical Co. Ltd.	56,600	2,323,750	A
The Furukawa Electric Co. Ltd.	395,000	1,643,850	A
The Gunma Bank Ltd.	439,000	2,229,119	A
The Kansai Electric Power Co. Inc.	207,900	4,686,263	A
Tokio Marine Holdings Inc.	42,100	1,142,739	A
Tokyo Gas Co. Ltd.	853,000	3,400,437	A
Toppan Printing Co. Ltd.	514,000	4,158,287	A
Toyota Motor Corp.	47,975	2,015,711	A
Yamato Holdings Co. Ltd.	309,000	4,272,524	A

		114,927,181

58	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch International Equity Trust — Continued

	Shares/Par	Value

Luxembourg — 0.7%
Acergy SA	128,800	$2,031,031	A
Tenaris SA	98,777	2,111,919	A

		4,142,950

Mexico — 1.0%
America Movil SA de CV – ADR	60,600	2,846,988
Cemex SA de CV – ADR	257,600	3,044,832	B

		5,891,820

Netherlands — 2.1%
Aegon N.V.	370,594	2,361,740	A,B
Heineken Holding N.V.	77,500	3,247,015	A
ING Groep N.V.	197,073	1,905,139	A,B
Koninklijke Ahold N.V.	218,850	2,903,474	A
Unilever N.V.	49,319	1,607,072	A

		12,024,440

Norway — 1.7%
Norsk Hydro ASA	309,400	2,571,992	A,B
Tandberg ASA	152,000	4,330,001	A
Yara International ASA	58,750	2,660,181	A

		9,562,174

Portugal — 1.0%
EDP – Energias de Portugal SA	656,100	2,903,896	A
Portugal Telecom SGPS SA	251,929	3,062,578	A

		5,966,474

Russia — 1.6%
Magnitogorsk Iron and Steel Works – GDR	158,134	1,786,914	B
MMC Norilsk Nickel JSC – ADR	134,300	1,884,311	A,B
Mobile Telesystems OJSC – ADR	50,700	2,478,723
Novolipetsk Steel OJSC – GDR	44,300	1,360,010	A,B,C
Vimpel-Communications – ADR	92,900	1,727,011

		9,236,969

Annual Report to Shareholders	59

	Shares/Par	Value

Singapore — 0.8%
Olam International Ltd.	191,000	$357,700	A
SembCorp Marine Ltd.	1,620,000	4,221,621	A

		4,579,321

South Africa — 0.6%
Bidvest Group Ltd.	186,386	3,255,973	A

South Korea — 0.5%
Woori Finance Holdings Co. Ltd.	233,880	2,760,004	A,B

Spain — 4.8%
Banco Bilbao Vizcaya Argentaria SA	424,498	7,689,500	A
Banco Santander Central Hispano SA	673,198	11,060,571	A
Bolsas y Mercados Espanoles	86,121	2,763,436	A
Corporacion Financiera Alba SA	35,000	1,833,507	A
Red Electrica de Espana	32,378	1,794,451	A
Telefonica SA	93,175	2,596,932	A

		27,738,397

Sweden — 1.5%
Alfa Laval AB	343,000	4,721,398	A
Securitas AB	396,600	3,870,654	A

		8,592,052

Switzerland — 5.9%
Actelion Ltd.	24,495	1,308,252	A,B
Baloise Holding AG	42,100	3,506,801	A
Credit Suisse Group	95,967	4,726,484	A
Nestle SA	176,605	8,579,965	A
Novartis AG	159,125	8,669,485	A
Roche Holding AG	31,563	5,369,377	A
Syngenta AG	5,700	1,597,238	A

		33,757,602

Taiwan — 0.7%
United Microelectronics Corp. – ADR	986,900	3,829,172	B

60	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Batterymarch International Equity Trust — Continued

	Shares/Par	Value

United Kingdom — 18.7%
Anglo American PLC	83,602	$3,618,198	A,B
Arriva PLC	236,000	1,893,721	A
AstraZeneca PLC	136,244	6,401,711	A
Aviva PLC	689,166	4,364,678	A
Barclays PLC	1,117,880	4,926,138	A
BG Group PLC	115,805	2,073,811	A
BHP Billiton PLC	179,200	5,724,136	A
BP PLC	950,119	9,188,775	A
British American Tobacco PLC	72,861	2,363,655	A
Drax Group PLC	370,152	2,477,858	A
Eurasian Natural Resources Corp.	187,367	2,763,531	A
GlaxoSmithKline PLC	226,325	4,794,280	A
HSBC Holdings PLC	619,023	7,064,496	A
IMI PLC	415,910	3,480,439	A
Marks and Spencer Group PLC	610,465	3,960,299	A
National Grid PLC	321,025	3,509,156	A
Next PLC	130,069	4,336,481	A
Petrofac Ltd.	141,000	2,347,894	A
Rio Tinto PLC	100,200	5,400,416	A
Royal Dutch Shell PLC	161,940	4,898,346
Royal Dutch Shell PLC – B shares	108,164	3,151,913	A
Standard Chartered PLC	119,322	2,988,131	A
Tate and Lyle PLC	415,694	2,891,042	A
Tesco PLC	594,845	4,087,069	A
Vodafone Group PLC	3,241,628	7,506,640	A
WS Atkins PLC	149,200	1,471,351	A

		107,684,165

Total Common Stocks and Equity Interests (Cost — $526,096,982)		566,500,629
Preferred Stocks — 0.5%

Brazil — 0.5%
Banco Itau Holding Financeira SA	127,700	2,889,928

Total Preferred Stocks (Cost — $2,754,100)		2,889,928

Annual Report to Shareholders	61

	Shares/Par	Value

Repurchase Agreements — 0.8%
JPMorgan Chase & Co. repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds at maturity — $2,030,283; (Fully collateralized by U.S. government agency obligations, 5.375% due 8/15/18; Market value — $2,090,627)	$2,030,283	$2,030,283
Goldman Sachs & Co. repurchase agreement dated 12/31/09, 0.000% due 1/4/10; Proceeds at maturity — $2,100,295; (Fully collateralized by U.S. government agency obligations, 4.875% due 2/9/10; Market value — $2,145,482)	2,100,296	2,100,296
JPMorgan Chase & Co. repurchase agreement dated 12/31/09, (0.500)% due 1/4/10; Proceeds at maturity — $361,010; (Fully collateralized by U.S. government agency obligations, 5.250% due 6/25/21; Market value — $368,573)	361,030	361,030

Total Repurchase Agreements (Cost — $4,491,609)		4,491,609
Total Investments — 99.9% (Cost — $533,342,691#)		573,882,166
Other Assets Less Liabilities — 0.1%		349,248

Net Assets — 100.0%		$574,231,414

A	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

B	Non-income producing.

C

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 0.24% of net assets.

#	Aggregate cost for federal income tax purposes is $543,292,442.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See notes to financial statements.

62	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Batterymarch International Equity Trust

December 31, 2009

Assets:
Investment securities at value (Cost – $533,342,691)		$573,882,166
Foreign currency at value (Cost – $1,630,910)		1,622,552
Dividends and interest receivable		1,305,411
Receivable for fund shares sold		766,570
Unrealized appreciation of forward foreign currency contracts		60,516
Receivable for securities sold		12,246
Prepaid expenses		46,286

Total assets		577,695,747
Liabilities:
Payable for securities purchased	$1,427,384
Payable for fund shares repurchased	1,282,960
Accrued management fee	328,314
Accrued distribution and service fees	149,440
Unrealized depreciation of forward foreign currency contracts	25,354
Accrued expenses	250,881

Total liabilities		3,464,333

Net Assets		$574,231,414

Net assets consist of:
Accumulated paid-in-capital		$877,096,461
Overdistributed net investment income		(116,193)
Accumulated net realized loss on investments and foreign currency transactions		(343,362,319)
Unrealized appreciation of investments and foreign currency translations		40,613,465

Net Assets		$574,231,414

Annual Report to Shareholders	63

Net Asset Value Per Share:
Class A (and redemption price) (778,261 shares outstanding)	$11.98
Class CA, B (13,646,421 shares outstanding)	$12.00
Class R (and redemption price) (153,399 shares outstanding)	$12.37
Class FIC (and redemption price) (2,087,536 shares outstanding)	$12.36
Class IC (and redemption price) (7,240,186 shares outstanding)	$12.33
Class ISC (and redemption price) (23,056,221 shares outstanding)	$12.33
Maximum Public Offering Price Per Share:
Class A (based on a maximum initial sales charge of 5.75%)	$12.71

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment.

C	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

See notes to financial statements.

64	Annual Report to Shareholders

Statement of Operations

Legg Mason Batterymarch International Equity Trust

For the Year Ended December 31, 2009

Investment Income:
Dividends	$20,086,180
Interest	9,498
Less: Foreign taxes withheld	(1,773,585)

Total income		$18,322,093
Expenses:
Management fees (Note 2)	$3,960,066
Distribution and service fees (Notes 2 and 5)	1,718,807
Transfer agent and shareholder servicing expenses (Note 5)	261,728
Custodian fees	204,135
Audit and legal fees	101,339
Directors’ fees and expenses	91,018
Registration fees	72,199
Shareholder reports expenses (Note 5)	60,121
Other expenses	59,774

	6,529,187
Less: Fees waived and/or expense reimbursements (Notes 2 and 5)	(42,358)

Net expenses		6,486,829

Net Investment Income		11,835,264
Net Realized and Unrealized Gain/(Loss) on Investments (Notes 1, 3 and 4):
Net realized gain/(loss) on:
Investments	(85,445,073)
Foreign currency transactions	(117,153)

		(85,562,226)
Change in unrealized appreciation/(depreciation) of:
Investments	173,311,519
Foreign currency translations	107,086

		173,418,605

Net Realized and Unrealized Gain on Investments		87,856,379
Change in Net Assets Resulting From Operations		$99,691,643

See notes to financial statements.

Annual Report to Shareholders	65

Statement of Changes in Net Assets

Legg Mason Batterymarch International Equity Trust

	For the Years Ended December 31,
	2009	2008
Change in Net Assets:
Net investment income	$11,835,264	$20,162,778
Net realized loss	(85,562,226)	(254,980,200)
Change in unrealized appreciation/(depreciation)	173,418,605	(236,051,458)
Change in net assets resulting from operations	99,691,643	(470,868,880)
Distributions to shareholders from (Note 1):
Net investment income:
Class A	(193,006)[1]	—
Class C2	(2,145,379)	(5,442,845)
Class R	(30,992)	(84,341)
Class FI3	(498,319)	(1,270,703)
Class I3	(2,064,389)	(4,347,228)
Class IS3	(6,667,954)	(9,857,746)
Change in net assets from fund share transactions (Note 6):
Class A	7,297,369 [1]	—
Class C2	(52,553,493)	(105,435,038)
Class R	(1,150,303)	1,186,022
Class FI3	(11,458,512)	4,193,785
Class I3	(10,166,006)	(287,853,335)
Class IS3	6,271,328	339,130,844
Change in net assets	26,331,987	(540,649,465)
Net Assets:
Beginning of year	547,899,427	1,088,548,892
End of year	$574,231,414	$547,899,427
Overdistributed net investment income	$(116,193)	$(234,265)

[1]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[2]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

See notes to financial statements.

66	Annual Report to Shareholders

Financial Highlights

Legg Mason Batterymarch International Equity Trust

For a share of each class of capital stock outstanding:

Class A:

	Period Ended December 31, 2009A
Net asset value, beginning of period	$9.20
Investment operations:
Net investment income	.23	B
Net realized and unrealized gain	2.80
Total from investment operations	3.03
Distributions from:
Net investment income	(.25)
Total distributions	(.25)
Net asset value, end of period	$11.98
Total returnC	32.94%
Ratios to Average Net AssetsD:
Total expenses	1.19	%E
Expenses net of waivers and/or expense reimbursements, if any	1.19	%E,F
Expenses net of all reductions	1.19	%E,F
Net investment income	2.40	%E
Supplemental Data:
Portfolio turnover rate	123.1%
Net assets, end of period (in thousands)	$9,322

A	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

E	Annualized.

F

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.35% until December 31, 2011.

See notes to financial statements.

Annual Report to Shareholders	67

For a share of each class of capital stock outstanding:

Class C A:

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$10.16		$19.31		$19.66		$16.06		$13.52
Investment operations:
Net investment income	.16	B	.29	B	.16	B	.04	B	.05
Net realized and unrealized gain/(loss)	1.84		(9.16)		1.42		4.19		2.53
Total from investment operations	2.00		(8.87)		1.58		4.23		2.58
Distributions from:
Net investment income	(.16)		(.28)		(.12)		(.01)		(.04)
Net realized gain on investments	—		—		(1.81)		(.62)		—
Total distributions	(.16)		(.28)		(1.93)		(.63)		(.04)
Net asset value, end of year	$12.00		$10.16		$19.31		$19.66		$16.06
Total returnC	19.65%		(45.95)%		8.27%		26.39%		19.11%
Ratios to Average Net AssetsD:
Total expenses	1.96%		1.92%		1.92%		2.00%		2.11%
Expenses net of waivers and/or expense reimbursements, if any	1.95	%E	1.92%		1.92%		2.00%		2.10%
Expenses net of all reductions	1.95	%E	1.92%		1.91%		2.00%		2.10%
Net investment income	1.54%		1.86%		.75%		.21%		.42%
Supplemental Data:
Portfolio turnover rate	123.1%		114.4%		119.9%		111.2%		118.0%
Net assets, end of year (in thousands)	$163,709		$192,768		$505,182		$449,534		$244,899

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

E

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.10% until December 31, 2011.

See notes to financial statements.

68	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Batterymarch International Equity Trust — Continued

For a share of each class of capital stock outstanding:

Class R:

	Years Ended December 31,
	2009		2008	2007	2006A
Net asset value, beginning of year	$10.47		$19.95	$20.32	$20.33
Investment operations:
Net investment incomeB	.22		.34	.07	.00	C
Net realized and unrealized gain/(loss)	1.88		(9.47)	1.64	(.01)
Total from investment operations	2.10		(9.13)	1.71	(.01)
Distributions from:
Net investment income	(.20)		(.35)	(.27)	—
Net realized gain on investments	—		—	(1.81)	—
Total distributions	(.20)		(.35)	(2.08)	—
Net asset value, end of year	$12.37		$10.47	$19.95	$20.32
Total returnD	20.06%		(45.80)%	8.67%	(.05)%
Ratios to Average Net AssetsE:
Total expenses	1.89%		1.71%	1.96%	1.40	%F
Expenses net of waivers and/or expense reimbursements, if any	1.60	%G	1.60%	1.60%	1.40	%F
Expenses net of all reductions	1.60	%G	1.60%	1.60%	1.40	%F
Net investment income (loss)	2.08%		2.17%	.31%	(1.35	)%F
Supplemental Data:
Portfolio turnover rate	123.1%		114.4%	119.9%	111.2%
Net assets, end of year (in thousands)	$1,898		$2,598	$3,712	$ 10

A	For the period December 28, 2006 (commencement of operations) to December 31, 2006.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

F	Annualized.

G

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.60% until December 31, 2011.

See notes to financial statements.

Annual Report to Shareholders	69

For a share of each class of capital stock outstanding:

Class FI A:

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$10.47		$20.01		$20.33		$16.54		$13.94
Investment operations:
Net investment income	.25	B	.40	B	.30	B	.16	B	.18
Net realized and unrealized gain/(loss)	1.88		(9.51)		1.48		4.34		2.60
Total from investment operations	2.13		(9.11)		1.78		4.50		2.78
Distributions from:
Net investment income	(.24)		(.43)		(.29)		(.09)		(.18)
Net realized gain on investments	—		—		(1.81)		(.62)		—
Total distributions	(.24)		(.43)		(2.10)		(.71)		(.18)
Net asset value, end of year	$12.36		$10.47		$20.01		$20.33		$16.54
Total returnC	20.35%		(45.54)%		9.03%		27.28%		20.03%
Ratios to Average Net AssetsD:
Total expenses	1.28%		1.22%		1.20%		1.27%		1.43%
Expenses net of waivers and/or expense reimbursements, if any	1.28	%E	1.22%		1.20%		1.27%		1.35%
Expenses net of all reductions	1.28	%E	1.22%		1.20%		1.27%		1.35%
Net investment income	2.38%		2.51%		1.39%		.86%		1.20%
Supplemental Data:
Portfolio turnover rate	123.1%		114.4%		119.9%		111.2%		118.0%
Net assets, end of year (in thousands)	$25,798		$32,050		$54,058		$30,502		$15,710

A	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

E

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares will not exceed 1.35% until December 31, 2011.

See notes to financial statements.

70	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Batterymarch International Equity Trust — Continued

For a share of each class of capital stock outstanding:

Class I A:

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$10.44		$19.99		$20.29		$16.50		$13.98
Investment operations:
Net investment income	.28	B	.53	B	.39	B	.17	B	.18
Net realized and unrealized gain/(loss)	1.90		(9.60)		1.46		4.39		2.64
Total from investment operations	2.18		(9.07)		1.85		4.56		2.82
Distributions from:
Net investment income	(.29)		(.48)		(.34)		(.15)		(.30)
Net realized gain on investments	—		—		(1.81)		(.62)		—
Total distributions	(.29)		(.48)		(2.15)		(.77)		(.30)
Net asset value, end of year	$12.33		$10.44		$19.99		$20.29		$16.50
Total returnC	20.87%		(45.38)%		9.40%		27.70%		20.38%
Ratios to Average Net AssetsD:
Total expenses	.91%		.86%		.84%		.93%		1.01%
Expenses net of waivers and/or expense reimbursements, if any	.90	%E	.86%		.84%		.93%		1.01%
Expenses net of all reductions	.90	%E	.86%		.84%		.93%		1.01%
Net investment income	2.58%		3.06%		1.83%		.88%		1.30%
Supplemental Data:
Portfolio turnover rate	123.1%		114.4%		119.9%		111.2%		118.0%
Net assets, end of year (in thousands)	$89,298		$85,952		$525,597		$209,791		$21,475

A	On October 5, 2009, Institutional Class shares were renamed Class I shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

E

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10% until December 31, 2011.

See notes to financial statements.

Annual Report to Shareholders	71

For a share of each class of capital stock outstanding:

Class IS A:

	Year Ended December 31, 2009		Period Ended December 31, 2008B
Net asset value, beginning of year	$10.44		$16.48
Investment operations:
Net investment incomeC	.28		.11
Net realized and unrealized gain/(loss)	1.91		(5.69)
Total from investment operations	2.19		(5.58)
Distributions from:
Net investment income	(.30)		(.46)
Total distributions	(.30)		(.46)
Net asset value, end of year	$12.33		$10.44
Total returnD	20.92%		(33.81)%
Ratios to Average Net AssetsE:
Total expenses	.86%		.85	%F
Expenses net of waivers and/or expense reimbursements, if any	.86	%G	.85	%F
Expenses net of all reductions	.86	%G	.85	%F
Net investment income	2.57%		2.25	%F
Supplemental Data:
Portfolio turnover rate	123.1%		114.4%
Net assets, end of year (in thousands)	$284,206		$234,531

A	On October 5, 2009, Institutional Select Class shares were renamed Class IS shares.

B	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

C	Computed using average daily shares outstanding.

D

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

E

Total expenses reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements.

F	Annualized.

G

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares will not exceed 1.10% until December 31, 2011.

See notes to financial statements.

72	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Global Trust, Inc.

1.  Organization and significant accounting policies

Legg Mason Global Trust, Inc. (“Corporation”), consisting of series including Legg Mason Batterymarch Emerging Markets Trust (formerly known as Legg Mason Emerging Markets Trust) (“Emerging Markets”) and Legg Mason Batterymarch International Equity Trust (formerly known as Legg Mason International Equity Trust) (“International Equity”) (each a “Fund”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company. Emerging Markets and International Equity are diversified funds.

Each Fund currently offers at least five authorized classes of shares: Class A, Class C (formerly known as Primary Class), Class FI (formerly known as Financial Intermediary Class), Class I (formerly known as Institutional Class) and Class IS (formerly known as Institutional Select Class). International Equity currently offers one additional class of shares: Class R. The income and expenses of the Funds are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class A, Class C, Class R and Class FI shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a)  Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before each Fund calculates its net asset value, each Fund values these securities at fair value as determined in accordance with procedures approved by the Funds’ Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Funds have adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the

Annual Report to Shareholders	73

Funds’ investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

74	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Emerging Markets

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Common stocks and equity interests
Consumer discretionary	$6,565,737	$49,750,205	—	$56,315,942
Consumer staples	7,925,900	16,611,910	—	24,537,810
Energy	39,372,774	27,855,261	—	67,228,035
Financials	23,856,709	129,711,075	—	153,567,784
Health care	5,421,370	—	—	5,421,370
Industrials	2,569,590	49,461,248	—	52,030,838
Information technology	4,735,553	78,360,520	—	83,096,073
Materials	43,079,578	71,500,560	—	114,580,138
Telecommunication services	39,427,695	11,519,649	—	50,947,344
Utilities	3,163,839	—	—	3,163,839
Preferred stocks	2,955,766	15,183,618		18,139,384

Total long-term investments	$179,074,511	$449,954,046	—	$629,028,557

Short-term investments	—	11,300,070		11,300,070

Total investments	$179,074,511	$461,254,116	—	$640,328,627

Annual Report to Shareholders	75

International Equity

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments:
Common stocks and equity interests
Consumer discretionary	—	$49,898,026	—	$49,898,026
Consumer staples	$4,281,293	48,067,239	—	52,348,532
Energy	4,898,346	37,196,824	—	42,095,170
Financials	4,246,467	138,924,593	—	143,171,060
Health care	—	42,811,050	—	42,811,050
Industrials	—	68,966,136	—	68,966,136
Information technology	3,829,172	26,707,692	—	30,536,864
Materials	4,471,905	59,101,147	—	63,573,052
Telecommunication services	7,052,722	31,904,735	—	38,957,457
Utilities	—	34,143,282	—	34,143,282
Preferred stocks	2,889,928	—	—	2,889,928

Total long-term investments	$31,669,833	$537,720,724	—	$569,390,557

Short-term investments	—	4,491,609	—	4,491,609

Total investments	$31,669,833	$542,212,333	—	$573,882,166

Other financial instruments:
Forward foreign currency contracts	—	35,162	—	35,162

Total	$31,669,833	$542,247,495	—	$573,917,328

(b) Repurchase agreements. Each Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is each Fund’s policy that its

76	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the affected Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which a Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Annual Report to Shareholders	77

(d) Forward foreign currency contracts. Each Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Each Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Funds may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance agreements. Each Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Funds’ cash deposit with the bank.

(i) Credit and market risk. The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield

78	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by each Fund. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Illiquid and restricted securities. Each Fund may invest up to 15% of its net assets in illiquid and restricted securities. Securities are deemed “illiquid” if they cannot be disposed of within seven days for approximately the price at which the Fund values the security. Restricted securities are subject to legal or contractual restrictions on resale. These securities may be sold only in privately negotiated transactions, unless the security is subsequently registered or exempt from registration. Illiquid securities are valued at fair value under procedures approved by or under the general oversight of the Board of Directors. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted and/or illiquid securities are denoted on a Fund’s portfolio of investments.

(k) Other. In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

(l) Federal and other taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute its taxable income and net realized gains, if any, to shareholders in accordance with requirements imposed by the Code. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Annual Report to Shareholders	79

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund		Overdistributed/ Undistributed Net Investment Income	Accumulated Net Realized Loss
Emerging Markets	(a)	$(1,142,371)	$1,142,371
International Equity	(b)	(117,153)	117,153

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of foreign withholding taxes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.  Investment management agreement and other transactions with affiliates

Each Fund has a management agreement with Legg Mason Partners Fund Adviser, LLC (“LMPFA”). Prior to September 30, 2009, Legg Mason Fund Adviser, Inc. (“LMFA”) was the investment manager. Pursuant to their respective agreements, LMPFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at specified annual rates of each Fund’s average daily net assets.

LMPFA currently intends to waive fees and/or reimburse expenses to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month the annual rates of average daily net assets specified below. For the year ended December 31, 2009, LMPFA and LMFA reimbursed Emerging Markets $276,020 and International Equity $42,358. The expense limitations are currently expected to continue until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Directors’ consent. The following chart shows annual rates of management fees, and expense limits.

Fund	Management Fee	Expense Limitation
Emerging Markets
Class A	1.00%	1.50%
Class C	1.00%	2.25%
Class FI	1.00%	1.50%
Class I	1.00%	1.25%*
Class IS	1.00%	1.25%

80	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

Fund	Management Fee	Expense Limitation
International Equity
Class A	0.75%	1.35%
Class C	0.75%	2.10%
Class R	0.75%	1.60%
Class FI	0.75%	1.35%
Class I	0.75%	1.10%
Class IS	0.75%	1.10%

*	Class I shares will waive and/or reimburse at the annual rate of 0.06% of average daily net assets, provided that no waiver or reimbursement will be made beyond the amount necessary to reduce that class’ annualized expenses to 1.25% of average daily net assets.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Funds during the same fiscal year if the Funds’ total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Funds’ total annual operating expenses exceeding the expense cap.

Batterymarch Financial Management, Inc. (“Batterymarch”) serves as investment adviser to Emerging Markets and International Equity. Batterymarch is responsible for the actual investment activity of these Funds. LMPFA pays Batterymarch a fee for its services at an annual rate equal to 75% of the fee received from Emerging Markets and 66 2/3% of the fee received by LMPFA from International Equity.

As of September 30, 2009, LMPFA replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its investment management agreement with the Fund, including all of the responsibilities to the Fund described in the Fund’s prospectus.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Funds’ sole and exclusive distributor.

LMFA, Batterymarch, LMPFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

There is a maximum initial sales charge of 5.75% for Class A shares of each Fund. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares of each Fund, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of each Fund have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Annual Report to Shareholders	81

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $5,000 on sales of Emerging Market’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately $2,000 on Emerging Market’s Class C shares.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $1,000 on sales of International Equity’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately $4,000 on International Equity’s Class C shares.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

3.  Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Emerging Markets	Investments
Purchases	$532,778,069
Sales	472,049,557

International Equity	Investments
Purchases	$639,825,674
Sales	709,604,510

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Emerging Markets

Gross unrealized appreciation	$175,902,487
Gross unrealized depreciation	(9,437,512)

Net unrealized appreciation	$166,464,975

International Equity

Gross unrealized appreciation	$60,088,176
Gross unrealized depreciation	(29,498,452)

Net unrealized appreciation	$30,589,724

82	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

At December 31, 2009, the Fund had the following open forward foreign currency contracts (expressed in the contractual currency):

International Equity

		Contract to				Unrealized Gain/(Loss)
Broker	Settlement Date	Receive		Deliver
Mellon Bank NA	1/15/2010	USD	$3,891,382	EUR	$2,725,000	$(14,987)
Mellon Bank NA	1/15/2010	USD	1,982,618	GBP	1,234,000	(10,367)
Mellon Bank NA	1/15/2010	USD	2,162,172	JPY	195,722,000	60,516

						$35,162

EUR — Euro Currency

GBP — Pound Sterling

JPY — Japanese Yen

USD — United States Dollar

4.  Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at December 31, 2009.

International Equity

	ASSET DERIVATIVES[1]
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$60,516	—	$60,516

Annual Report to Shareholders	83

International Equity

	LIABILITY DERIVATIVES[1]
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$25,354	—	$25,354

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Funds’ derivatives and hedging activities during the period.

Emerging Markets

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$(6,058)	—	$(6,058)

Emerging Markets

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$9,345	—	$9,345

International Equity

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$(73,917)	—	$(73,917)

84	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

International Equity

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Forward foreign currency contracts	$35,162	—	$35,162

At December 31, 2009, Emerging Markets did not have any derivative instruments outstanding. During the year ended December 31, 2009, Emerging Markets had average market values of $36,360 and $20,558 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, and International Equity had average market values of $176,860 and $757,202 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively.

Certain derivative instruments to which the Funds are a party, include credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or percentage decrease in the Funds’ Net Asset Value or NAV. The contingent features are established within the Funds’ International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5.  Class specific expenses, waivers and/or reimbursements

The Funds have adopted a Rule 12b-1 distribution plan and under that plan each Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Funds also pay a distribution fee with respect to its Class C, Class R and Class FI shares calculated at the annual rate of 0.75%, 0.50% and 0.15%, respectively, of the average daily net assets of each class. For Class R and Class FI, the Board of Directors has currently limited payments under the plan to 0.50% and 0.25%, respectively, of the respective Class’ average daily net assets. Distribution fees are accrued daily and paid monthly.

Annual Report to Shareholders	85

For the year ended December 31, 2009, class specific expenses were as follows:

Emerging Markets

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class AA	$18,295	$6,353	$599
Class CB	2,102,645	189,004	40,444
Class FIC	40,237	16,294	10,473
Class IC	—	75,891	19,444
Class ISC	—	4,721	1,847

Total	$2,161,177	$292,263	$72,807

*	For the period January 1, 2009 through September 10, 2009. Subsequent to September 10, 2009 these were expenses were accrued as common Fund expenses.

International Equity

	Distribution Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses*
Class AA	$18,450	$6,642	$458
Class CB	1,614,712	135,855	42,754
Class R	11,992	12,911	44
Class FIC	73,653	50,054	2,465
Class IC	—	46,250	2,489
Class ISC	—	10,016	3,976

Total	$1,718,807	$261,728	$52,186

*	For the period January 1, 2009 through September 10, 2009. Subsequent to September 10, 2009 these were expenses were accrued as common Fund expenses.

86	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

For the year ended December 31, 2009, waivers and/or reimbursements from LMPFA and LMFA to each class were as follows:

Emerging Markets

Waivers/ Reimbursements
Class AA	$4,558
Class CB	198,088
Class FIC	23,143
Class IC	50,231
Class ISC	—

Total	$276,020

International Equity

Waivers/ Reimbursements
Class AA	$554
Class CB	24,969
Class R	7,059
Class FIC	440
Class IC	9,336
Class ISC	—

Total	$42,358

A	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

6.  Capital Shares

At December 31, 2009, there were 125,000,000 shares authorized at $.001 par value for each of Class C and Class I of Emerging Markets, and 100,000,000 shares authorized at $.001 par value for each the Class A, Class FI and Class IS of Emerging Markets. At December 31, 2009, there were 125,000,000 shares authorized at $.001 par value for each of Class A, Class C and Class I of International Equity, 100,000,000

Annual Report to Shareholders	87

shares authorized at $.001 par value for each of Class FI and Class IS, and 500,000,000 shares authorized at $.001 par value for Class R. Share transactions were:

Emerging Markets

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class A A
Shares sold	743,496	$9,628,791	—	—
Shares issued on reinvestment	6,495	108,462	—	—
Shares repurchased	(157,017)	(2,159,220)	—	—

Net Increase	592,974	$7,578,033	—	—

Class C B
Shares sold	2,185,911	$34,195,763	4,363,133	$100,601,916
Shares issued on reinvestment	37,805	593,924	272,897	6,983,473
Shares repurchased	(4,208,589)	(59,477,511)	(7,968,732)	(154,682,627)

Net Decrease	(1,984,873)	$(24,687,824)	(3,332,702)	$(47,097,238)

Class FI C
Shares sold	685,891	$10,687,242	841,309	$15,858,715
Shares issued on reinvestment	12,614	214,599	4,507	117,039
Shares repurchased	(464,586)	(7,382,263)	(244,772)	(5,181,608)

Net Increase	233,919	$3,519,578	601,044	$10,794,146

Class I C
Shares sold	9,167,351	$143,467,986	10,144,543	$219,814,627
Shares issued on reinvestment	180,003	3,137,677	68,693	1,786,035
Shares repurchased	(4,547,641)	(70,552,817)	(3,558,038)	(53,007,650)

Net Increase	4,799,713	$76,052,846	6,655,198	$168,593,012

88	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares		Amount
Class IS C
Shares sold	1,167,443	$13,582,460	1,740,292	D	$21,796,495	D
Shares issued on reinvestment	43,192	744,891	—		—
Shares repurchased	(263,520)	(4,567,171)	(1,984	)D	(24,993	)D

Net Increase	947,115	$9,760,180	1,738,308		$21,771,502

International Equity

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class A A
Shares sold	964,719	$8,996,149	—	—
Shares issued on reinvestment	15,888	191,924	—	—
Shares repurchased	(202,346)	(1,890,704)	—	—

Net Increase	778,261	$7,297,369	—	—

Class C B
Shares sold	853,590	$8,588,742	2,222,996	$35,672,037
Shares issued on reinvestment	175,382	2,122,117	516,917	5,430,997
Shares repurchased	(6,356,302)	(63,264,352)	(9,928,473)	(146,538,072)

Net Decrease	(5,327,330)	$(52,553,493)	(7,188,560)	$(105,435,038)

Class R
Shares sold	51,913	$517,979	131,397	$2,290,836
Shares issued on reinvestment	2,483	30,992	7,903	84,340
Shares repurchased	(149,044)	(1,699,274)	(77,377)	(1,189,154)

Net Increase (Decrease)	(94,648)	$(1,150,303)	61,923	$1,186,022

Annual Report to Shareholders	89

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares		Amount
Class FI C
Shares sold	480,404	$4,827,691	885,050		$13,039,318
Shares issued on reinvestment	38,220	476,604	104,447		1,100,692
Shares repurchased	(1,492,908)	(16,762,807)	(628,853)		(9,946,225)

Net Increase (Decrease)	(974,284)	$(11,458,512)	360,644		$4,193,785

Class I C
Shares sold	2,177,827	$24,124,090	5,760,493		$97,911,761
Shares issued on reinvestment	160,089	1,991,503	359,905		4,001,038
Shares repurchased	(3,327,707)	(36,281,599)	(24,177,376)		(389,766,134)

Net Decrease	(989,791)	$(10,166,006)	(18,056,978)		$(287,853,335)

Class IS C
Shares sold	4,551,295	$47,339,943	22,785,392	E	$344,536,594	E
Shares issued on reinvestment	536,440	6,667,955	963,612	E	9,857,746	E
Shares repurchased	(4,493,562)	(47,736,570)	(1,286,956	)E	(15,263,496	)E

Net Increase	594,173	$6,271,328	22,462,048		$339,130,844

A	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	On October 5, 2009, Financial Intermediary Class, Institutional Class and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

D	For the period August 29, 2008 (commencement of operations) to December 31, 2008.

E	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

7. Line of credit

The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 4, 2010. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. Neither Fund utilized the line of credit during the year ended December 31, 2009.

90	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Global Trust, Inc. — Continued

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2009 were as follows:

	Emerging Markets	International Equity
Distributions Paid From:
Ordinary income	$5,550,029	$11,600,039

The tax character of distributions paid during the fiscal year ended December 31, 2008 were as follows:

	Emerging Markets	International Equity
Distributions Paid From:
Ordinary income	$7,133,858	$21,002,863
Net long-term capital gains	1,816,392	—

Total Distributions Paid	$8,950,250	$21,002,863

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Emerging Markets		International Equity
Undistributed ordinary income — net	$960,868		—
Capital loss carryforward*	(151,818,409)		$(333,349,321)
Other book/tax temporary differences	(303,264	)(a)	(179,440	)(c)
Unrealized appreciation/(depreciation)	164,243,513	(b)	30,663,714	(d)

Total accumulated earnings/(losses) — net	$13,082,708		$(302,865,047)

*	As of December 31, 2009, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Emerging Markets	International Equity
12/31/2016	$(16,868,756)	$(145,707,230)
12/31/2017	(134,949,653)	(187,642,091)

	$(151,818,409)	$(333,349,321)

These amounts will be available to offset any future taxable capital gains.

Annual Report to Shareholders	91

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax in treatment of foreign securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

(c)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(d)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

92	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Global Trust, Inc. and to the Shareholders of Legg Mason Batterymarch Emerging Markets Trust and Legg Mason Batterymarch International Equity Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch Emerging Markets Trust and Legg Mason Batterymarch International Equity Trust (two of the portfolios comprising Legg Mason Global Trust, Inc., the “Funds”) at December 31, 2009, the results of each of their operations, the changes in each of their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2010

Annual Report to Shareholders	93

Board Consideration of Legg Mason Global Trust, Inc.’s Investment Management Agreements and Investment Advisory Agreements (Unaudited)

Legg Mason Batterymarch Emerging Markets Trust

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (which contract was transferred by its affiliate, Legg Mason Fund Adviser, Inc., effective September 30, 2009) (the “Manager”) and the advisory agreement (the “Advisory Agreement”) between Batterymarch Financial Management, Inc. (the “Adviser”) as the manager. The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Manager and the Adviser provided supplemental materials as requested. In addition, a special presentation was made during the November Board meeting by the portfolio managers in response to a request by the Independent Directors. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive sessions held on November 5 and 6, 2009.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s

94	Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust, Inc.’s Investment Management Agreements and Investment Advisory Agreements (Unaudited) — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board considered the current lagging rankings of the Fund, but noted that over longer term periods (5 and 10 year periods ending June 30, 2009) the Fund has experienced positive performance, with its performance ranking in the second quintile. The Board considered the analysis provided by the Adviser of the reasons for the more

Annual Report to Shareholders	95

recent underperformance of its stock selection model and the adjustments made to the model and additional personnel added to the process to improve performance. The Board concluded that the Adviser has capable personnel and adequate resources and that the adviser was employing an investment methodology that appeared to be fundamentally sound. The Board also noted the improving performance during recent periods. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fee waivers and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

96	Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust, Inc.’s Investment Management Agreements and Investment Advisory Agreements (Unaudited) — Continued

Legg Mason Batterymarch Emerging Markets Trust — Continued

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Annual Report to Shareholders	97

Legg Mason Batterymarch International Equity Trust

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (which contract was transferred by its affiliate, Legg Mason Fund Adviser, Inc., effective September 30, 2009) (the “Manager”) and the advisory agreement (the “Advisory Agreement”) between Batterymarch Financial Management, Inc. (the “Adviser”) and the manager. The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Manager and the Adviser provided supplemental materials as requested. In addition, a special presentation was made during the November Board meeting by the portfolio managers in response to a request by the Independent Directors. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive sessions held on November 5 and 6, 2009.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s

98	Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust, Inc.’s Investment Management Agreements and Investment Advisory Agreements (Unaudited) — Continued

Legg Mason Batterymarch International Equity Trust — Continued

role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board considered the current lagging rankings of the Fund and noted that longer term performance for the 5 and 10 year periods ended June 30, 2009 was in the fourth quintile. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of its stock selection model during more recent

Annual Report to Shareholders	99

periods and the adjustments made to the model and additional personnel added to the process to improve performance. The Board concluded that the Adviser has capable personnel and adequate resources and that the adviser was employing an investment methodology that appeared to be fundamentally sound. The Board also noted the improving performance reported by the Adviser. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser.

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual Management Fee was competitive (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most

100	Annual Report to Shareholders

Board Consideration of Legg Mason Global Trust, Inc.’s Investment Management Agreements and Investment Advisory Agreements (Unaudited) — Continued

Legg Mason Batterymarch International Equity Trust — Continued

recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Annual Report to Shareholders	101

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 International Drive, Attn: Fund Secretary, 7th Floor Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORSB:
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1993	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1993	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

102	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999-2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996-1999); Partner, Price Waterhouse LLP (accounting and auditing) (1984-1996).

Annual Report to Shareholders	103

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORSC:
Fetting, Mark R. (1954) Chairman and Director	Director since 2001 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000)
Odenath, David R. (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of Prudential Investments; Senior Vice President (1999-2008) of Prudential Financial, Inc.; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc. (investment banking)

104	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (2006-present); President and CEO of Smith Barney Fund Management LLC and Chairman, President and CEO of Citi Fund Management Inc. (“CFM”) (formerly registered investment adviser) (since 2002); formerly, Managing Director of Citigroup Global Markets, Inc. (prior to 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005)
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at Citigroup Asset Management (“CAM”) (1996-2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004-2005); Controller of certain mutual funds associated with CAM (2002-2004)

Annual Report to Shareholders	105

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason & Co. (2003-present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000-2005); Secretary of CFM (2001-2004)
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason & Co. (2006-present); Managing Director of Compliance at Legg Mason & Co. (2005-present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA Funds and certain affiliates; Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities, as well as their ownership of Legg Mason, Inc. stock.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING FUNDS INVESTOR SERVICES AT 1-800-822-5544 OR INSTITUTIONAL SHAREHOLDER SERVICES AT 1-888-425-6432 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

106	Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

	Emerging Markets				International Equity
Record date:	6/09/2009		12/28/2009		12/28/2009
Payable date:	6/10/2009		12/29/2009		12/29/2009
Qualified dividend income for individuals	100.00%	*	100.00%	*	100.00%	*
Foreign source income	100.00%	*	100.00%	*	100.00%	*
Foreign taxes paid per share	$0.059351		$0.067036		$0.038473

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

Fund Information

Investment Manager

Legg Mason Partners Fund Adviser, LLC

Baltimore, MD

Investment Adviser

Batterymarch Financial Management, Inc.

Boston, MA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Global Trust, Inc.

LEGG MASON GLOBAL TRUST, INC.

Legg Mason Funds

55 Water Street

New York, New York 10041

Each Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Global Trust, Inc. This report is not authorized for distribution to prospective investors in Legg Mason Global Trust, Inc. unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-042/A (2/10) SR10-1021

NOT PART OF THE ANNUAL REPORT

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a) Legg Mason Growth Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b) No response required.

(c) Not applicable.

(d) The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e) Not applicable.

(f) A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)(1) The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)(2) The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services – 2008 and 2009

(a) Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2008 – $77,700

Fiscal Year Ended December 31, 2009 – $67,700

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(b) Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2008 – $9,000

Fiscal Year Ended December 31, 2009 – $9,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d) All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)(1) The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2) There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f) The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

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(g) Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2008 – $314,000

Fiscal Year Ended December 31, 2009 – $314,000

(h) The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

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Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure that (1) the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and (2) that information required to be disclosed is properly communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding the required disclosures.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable for semiannual reports.

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

(a)(3) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer are attached.

The certifications provided pursuant to Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Trust, Inc.

/s/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Global Trust, Inc.

Date: March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ DAVID R. ODENATH
David R. Odenath
President, Legg Mason Global Trust, Inc.

Date: March 2, 2010

/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer Legg Mason Global Trust, Inc.

Date: March 2, 2010